                             PANTHER PARTNERS, L.P.
                                 101 Park Avenue
                            New York, New York 10178

                  OFFER TO PURCHASE $175,000,000 OF OUTSTANDING
                              PARTNERSHIP INTERESTS
                               AT NET ASSET VALUE

          THE EXPIRATION DATE OF THIS OFFER AND THE WITHDRAWAL DEADLINE
                      IS 12:00 MIDNIGHT NEW YORK CITY TIME,
                      ON JANUARY 31, 1996, UNLESS EXTENDED




To the Partners of
Panther Partners, L.P.:

         Panther Partners, L.P., a closed-end, non-diversified, management investment company organized as a Delaware limited partnership (the "Fund"), is offering to purchase for cash upon the terms and conditions set forth in this offer to purchase and the related Letter of Transmittal (which together constitute the "Offer") up to $175,000,000 of partnership interests in the Fund or portions thereof pursuant to tenders by partners at a price equal to their unaudited net asset value as of January 31, 1996, if the Offer expires on January 31, 1996, and otherwise on such later date as corresponds to any extension of the Offer. (As used in this Offer the term "Interest" or "Interests", as the context requires, shall refer to the partnership interests in the Fund and portions thereof which constitute the class of security which is the subject of this Offer or the partnership interests in the Fund or portions thereof which are tendered by partners to the Fund pursuant to this Offer). This Offer is being made to all partners of the Fund and is not conditioned upon any minimum amount of Interests being tendered, but is subject to certain conditions described below. The Interests are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the Fund's Amended and Restated Limited Partnership Agreement (the "L.P. Agreement").

         If you desire to tender all or any portion of your Interest in the Fund, you should complete and sign the attached Letter of Transmittal and send or deliver it to the Fund in the manner set forth below.

                                    IMPORTANT

         NEITHER THE FUND NOR ITS GENERAL PARTNERS MAKE ANY RECOMMENDATION TO ANY PARTNER AS TO WHETHER TO TENDER OR REFRAIN

FROM TENDERING INTERESTS. EACH PARTNER MUST MAKE HIS, OR ITS OWN DECISION WHETHER TO TENDER INTERESTS, AND IF SO, THE PORTION OF SUCH PARTNER'S INTEREST TO TENDER.

         NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE FUND AS TO WHETHER PARTNERS SHOULD TENDER INTERESTS PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         Questions and requests for assistance, and requests for additional copies of the Offer may be directed to Mr. H. Winston Holt, IV at the address and telephone number set forth below.

January 3, 1996                                 PANTHER PARTNERS, L.P.
                                                Panther Management Company, L.P.
                                                101 Park Avenue
                                                New York, New York 10178

                                                Attn: Mr. H. Winston Holt, IV
                                                      Managing Director
                                                      (212) 984-2567
                                TABLE OF CONTENTS

1.       Background and Purpose of the Offer....................................................................  3
2.       Offer to Purchase and Price............................................................................  4
3.       Amount of Tender.......................................................................................  4
4.       Procedure for Tenders..................................................................................  5
5.       Withdrawal Rights......................................................................................  5
6.       Purchases and Payment..................................................................................  5
7.       Certain Conditions of the Offer......................................................................... 6
8.       Certain Information About the Fund.....................................................................  7
9.       Certain Federal Income Tax Consequences................................................................  7
10.      Miscellaneous..........................................................................................  8


Annex A   Financial Statements

         1. Background and Purpose of the Offer. On December 1, 1995, the Fund commenced a tender offer (the "1995 Offer") to purchase up to $125,000,000 in Interests as of Midnight, December 31, 1995 (the "Expiration Date"). As of the Expiration Date, partners tendered $150,116,461 in Interests (the "Tendered Amount") which exceeded $125,000,000 by $25,116,461. Pursuant to Section 3 of the 1995 Offer and Rule 13e-4(f)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Fund elected to accept for payment, in addition to the $125,000,000 subject to the 1995 Offer, two percent of the outstanding Interests as of Midnight, December 31, 1995, or $8,999,958, for an aggregate of $133,999,958 (the "Maximum Accepted Amount"). In light of the fact that the Tendered Amount exceeded the Maximum Accepted Amount by $16,116,503, and in order to provide immediate liquidity to partners pursuant to the 1995 Offer, the Fund elected, pursuant to Section 3 of the 1995 Offer and Rule 13e-4(f)(3) of the Exchange Act, to accept tendered Interests on a pro rata basis.

         As a result of the acceptance for payment of tendered Interests pursuant to the 1995 Offer on a pro rata basis, certain partners which had tendered their entire Interest now hold a remaining partial Interest. In light of the interest of the Fund to provide full liquidity to partners on an annual basis, the Fund has elected to commence another tender offer to purchase Interests. The purpose of the Offer is to provide full liquidity to those partners who wish to tender all of their outstanding Interests as contemplated by and in accordance with the procedures set forth in the Fund's Private Placement Memorandum (the "PPM") and the L.P. Agreement. The PPM and the L.P. Agreement, which was provided to each partner in advance of subscribing for Interests, provide that the Individual General Partners have the discretion to determine that the Fund will purchase Interests from time to time from partners pursuant to written tenders. In light of the fact that there is no secondary trading market for Interests and transfers of Interests are prohibited without prior approval of the Fund, the Individual General Partners of the Fund have determined that the Offer is in the best interests of partners of the Fund in order to provide full liquidity for Interests in the Fund as contemplated in the PPM and the L.P. Agreement. The Individual General Partners intend to consider the continued desirability of the Fund making an offer to purchase Interests at the end of each year and the Fund anticipates that, subject to the discretion of the Individual General Partners, another offer to purchase Interests would be made at the end of 1996, but the Fund will at no time be required to make any such offer.

         The purchase of Interests pursuant to the Offer will have the effect of increasing the proportionate interest in the Fund of partners who do not tender Interests. Partners who retain their Interests will be subject to the increased risks that may result from the reduction in the Fund's aggregate assets resulting from payment for the Interests tendered, including, for example, the potential for greater volatility due to decreased diversification and higher expenses. However, the Fund believes that those risks will be reduced to the extent additional Interests are sold. Interests which are tendered to the Fund in connection with this Offer will be retired, although the Fund may issue new Interests from time to time in transactions not involving any public offering conducted pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended. The Fund accepted $9,370,000 in new subscriptions for Partnership Interests on January 1, 1996. The Fund has no plans to offer for sale any other additional Interests, but may do so in the future.

         2. Offer to Purchase and Price. The Fund will, upon the terms and subject to the conditions of the Offer, purchase up to $175,000,000 of outstanding Interests which are properly tendered by and not withdrawn (in accordance with Section 5 below) prior to 12:00 Midnight, New York City time, January 31, 1996 (such time and date being hereinafter called the "Initial Expiration Date"), or such later date as corresponds to any extension of the Offer. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date". The Fund reserves the right to extend, amend or cancel the Offer as described in Sections 3 and 7 below. The purchase price of an Interest tendered will be its net asset value as of the close of business on the Expiration Date, payable as set forth in Section 6. As of the close of business on December 31, 1995, the estimated unaudited value of an Interest corresponding to an initial capital contribution of $1 million on March 1, 1992, the date the Fund commenced operations, was approximately $1,597,000. As of the commencement of business on January 1, 1996, there were approximately $349,843,000 in Interests. Partners may obtain weekly current net asset value information until the expiration of the Offer, and daily net asset value information during the last five business days of the Offer, by contacting Mr. H. Winston Holt, IV at Panther Management Company, L.P. at the telephone number or address set forth on page 2 above, Monday through Friday, except holidays.

         3. Amount of Tender. Subject to the limitations set forth below, partners may tender their entire Interest, defined by either a specific dollar value or a percentage of the net asset value of the tendering partner's Interest. A partner may not tender less than such partner's entire Interest unless the value of such partner's remaining Interest would exceed the greater of (a) $100,000 or (b) any performance allocation which would be debited against such partner's capital account were the date of repurchase the day on which a performance reallocation would be made under the terms of the L.P. Agreement. In addition, a partner which has made a contribution of capital to the Fund within the 12 months preceding the proposed date of repurchase must maintain a capital account balance equal to at least 15% of all such contributions unless otherwise consented to by the Corporate General Partner. The Offer is being made to all partners of the Fund and is not conditioned upon any minimum amount of Interests being tendered. The Fund has been informed by Panther Management Company, L.P., the Fund's Corporate General Partner, that it intends to tender to the Fund for all or any Interests held by it that were acquired by it as a result of the 1995 performance reallocation.

         If the amount of the Interests that are properly tendered pursuant to the Offer, and not withdrawn pursuant to Section 5 below, is less than or equal to $175,000,000 (or such greater amount as the Fund may elect to purchase pursuant to the Offer), the Fund will, upon the terms and subject to the conditions of the Offer, purchase all of the Interests so tendered unless the Fund elects to cancel or amend the Offer or postpone acceptance of tenders made pursuant to the Offer, as provided in Section 7 below. If more than $175,000,000 of Interests are duly tendered to the Fund prior to the expiration of the Offer, and not withdrawn pursuant to Section 5 below, the Fund will, in its sole discretion (a) accept the additional Interests permitted to be accepted pursuant to Rule 13e-4(f)(1) promulgated under the Securities Exchange Act of 1934, as amended; (b) extend the Offer, if necessary, and increase the amount of Interests that the Fund is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Interests tendered as well as any Interests tendered during the extended Offer; and/or (c) accept Interests tendered prior to or on the Expiration Date for payment on a pro rata basis based on their net asset value. The Offer may be extended, amended or cancelled in various other circumstances described in Section 7 below.

         4. Procedure for Tenders. Partners wishing to tender Interests pursuant to the Offer should send or deliver to the Fund at the address set forth on page 2 above a completed and executed Letter of Transmittal, which must be received by the Fund no later than the Expiration Date.

         The Fund recommends that all documents be submitted to the Fund via overnight courier or registered mail, return receipt requested. However, the method of delivery of any documents is at the election and risk of the partner tendering an Interest. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, and such determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Fund, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Interest or any particular partner, and the Fund's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tenders will not be deemed to have been made until the defects or irregularities have been cured or waived. Neither the Fund nor any general partner of the Fund shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

         5. Withdrawal Rights. Any partner tendering an Interest pursuant to this Offer may withdraw such tender at any time prior to or on the Expiration Date and, if Interests are not accepted by the Fund at the close of the Expiration Date, at any time after 40 business days after the commencement of the Offer. To be effective, any notice of withdrawal must be timely received by the Fund at the address set forth on page 2 above. Any notice of withdrawal must specify the name of the person withdrawing a tender and the amount of the Interest previously tendered which is being withdrawn. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Fund in its sole discretion, and such determination shall be final and binding. Interests properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Interests may be retendered by following the procedures described in Section 4 prior to the Expiration Date.

         6. Purchases and Payment. For purposes of the Offer, the Fund will be deemed to have accepted (and thereby purchased) Interests which are tendered as, if and when it gives oral or written notice to the partner tendering an Interest of its election to purchase such Interest.

As stated in Section 2 above, the purchase price of an Interest tendered by any partner will be the net asset value thereof as of the close of business on January 31, 1996, if the Offer expires on the Initial Expiration Date, and otherwise on such later date as corresponds to any extension of the Offer.

         Payment of the purchase price will consist of: (1) cash and/or marketable securities traded on an established securities exchange (valued in accordance with the Fund's L.P. Agreement and distributed to tendering partners on a pari passu basis) in an aggregate amount equal to 97% of the estimated unaudited net asset value of the Interests tendered, determined as of the Expiration Date, which is expected to be 12:00 Midnight, January 31, 1996, payable within five business days after the Expiration Date (the "Cash Payment"), and (2) a promissory note (the "Note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the Expiration Date, determined based on internal Fund valuation reconciliation procedures to be completed by February 29, 1996, over (b) the Cash Payment. The Note will be delivered to the tendering partner within five business days after the Expiration Date, will not bear interest or be transferable, and will be payable in cash within five business days after February 29, 1996.

         Cash Payments for Interests acquired pursuant to the Offer will be derived from: (a) cash on hand; and (b) the proceeds of the sale of securities and portfolio assets held by the Fund. The Fund will segregate with its custodian cash or government securities equal to the value of the amount estimated to be paid under any Notes, as described above. The Fund does not expect to borrow funds to purchase Interests tendered in connection with the Offer.

         7. Certain Conditions of the Offer. The Fund reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by notifying partners thereof. In the event that the Fund so elects to extend the tender period, the net asset value of Interests tendered will be determined as of a date after January 31, 1996, corresponding to any extension of the Offer. During any such extension, all Interests previously tendered and not withdrawn will remain subject to the Offer. The Fund also reserves the right, at any time and from time to time, up to and including acceptance of tenders pursuant to the Offer, to: (a) cancel the Offer in the circumstances set forth in the following paragraph and in the event of such cancellation not to purchase or pay for any Interests tendered pursuant to the Offer; (b) amend the Offer; and (c) postpone the acceptance of Interests. If the Fund determines to amend the Offer or to postpone the acceptance of Interests tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided above and will promptly notify partners.

         The Fund may cancel the Offer, or amend the Offer, or postpone the acceptance of tenders made pursuant to the Offer, if: (a) the Fund would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Fund's investment objectives and policies in order to purchase Interests tendered pursuant to the Offer; (b) there is, in the Individual General Partners' judgment, any (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund, (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, (vi) decrease in the net asset value of the Fund of three percent or more from the net asset value of the Fund as of commencement of the Offer, or (vii) other event or condition which would have a material adverse effect on the Fund or its partners if Interests tendered pursuant to the Offer were purchased; or (c) the Independent Individual General Partners of the Fund determine that it is not in the best interest of the Fund to purchase Interests pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

         8. Certain Information About the Fund. The Fund is a closed-end, non-diversified, management investment company organized as a Delaware limited partnership. The principal office of the Fund is located at 101 Park Avenue, New York, New York 10178. Interests are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the Fund's L.P. Agreement.

         The Fund does not have any plans or proposals which relate to or would result in: (a) the acquisition by any person of additional Interests (other than the Fund's ability to make additional Interests available for subscriptions from time to time in the discretion of the Fund) or the disposition of Interests;
(b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Fund; (c) a sale or transfer of a material amount of assets of the Fund (other than in connection with ordinary portfolio transactions of the Fund); (d) any change of the identity of the general partners of the Fund, or in the management of the Fund including, but not limited to, any plans or proposals to change the number or the term of the Individual General Partners of the Fund or to change any material term of the advisory contract of the Corporate General Partner of the Fund; (e) any material change in the present distribution policy or indebtedness or capitalization of the Fund; (f) any other material change in the Fund's structure or business, including any plans or proposals to make any changes in its investment policy for which a vote would be required by Section 13 of the Investment Company Act of 1940, as amended; or (g) any changes in the Fund's L.P. Agreement or other actions which may impede the acquisition of control of the Fund by any person, other than as described below.

         The Corporate General Partner of the Fund is entitled under the terms of the L.P. Agreement of the Fund to receive, subject to certain limitations, an allocation of up to 15% of the net profits of the Fund.

         9. Certain Federal Income Tax Consequences. The following discussion is a general summary of the federal income tax consequences of the purchase by the Fund from partners of Interests pursuant to the Offer. Partners should consult their own tax adviser for a complete description of the tax consequences to them of a purchase by the Fund of Interests pursuant to the Offer.

         In general, a partner from whom an Interest is purchased by the Fund will be treated as receiving a distribution from the Fund. Such a partner generally will not recognize income or gain as a result of the purchase, except to the extent (if any) that the amount of consideration received by the partner exceeds his then adjusted tax basis in his Interest. A partner's basis in his Interest will be reduced (but not below zero) by the amount of consideration received by the partner from the Fund in connection with the purchase of such Interest. A partner's basis in his Interest will be adjusted for income, gain or loss allocated (for tax purposes) to him for periods prior to the purchase of such Interest. Cash distributed to a partner in excess of the adjusted tax basis of his Interest is taxable as capital gain or ordinary income, depending on the circumstances. A partner whose entire Interest is purchased by the Fund may recognize a loss, but only to the extent that the amount of consideration received from the Fund is less than the partner's then adjusted tax basis in his Interest.

         10.      Miscellaneous.

         The Offer is not being made to, nor will tenders be accepted from, partners in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Fund is not aware of any jurisdiction in which the Offer or tenders pursuant thereto would not be in compliance with the laws of such jurisdiction. However, the Fund reserves the right to exclude partners from the Offer in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. The Fund believes such exclusion is permissible under applicable tender rules, provided the Fund makes a good faith effort to comply with any state law deemed applicable to the Offer.

         The Fund has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Securities and Exchange Commission which includes certain information relating to the Offer summarized herein. A copy of such statement may be obtained from the Fund by contacting Mr. H. Winston Holt, IV at the address on page 2 above, or from the public reference office of the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 10549.

                                     ANNEX A

                              Financial Statements

                             Panther Partners, L.P.
                             (a limited partnership)

                              Financial Statements

                                  June 30, 1995

                                    Unaudited

                             Panther Partners, L.P.
                             (a limited partnership)

                              Financial Statements
                                  June 30, 1995

                                   (Unaudited)


                                    Contents




Statement of Assets, Liabilities and Partners' Capital                         1

Statement of Operations and Special Allocation                                 2

Statement of Changes in Partners' Capital - Net Assets                         3

Statement of Cash Flows                                                        4

Notes to Financial Statements                                                 5-11

Schedule of Portfolio Investments                                             12-19

Schedule of Securities Sold, Not Yet Purchased                                20

Affirmation of  the Commodity Pool Operator                                   21


                             Panther Partners, L.P.
                             (a limited partnership)

             Statement of Assets, Liabilities and Partners' Capital
                                  June 30, 1995
                                 (In thousands)

                                   (Unaudited)



Assets
Investments in securities - at market (cost - $682,478)               $ 753,065
Due from brokers                                                          6,130
Organizational costs (net of accumulated amortization of $501)              250
Other assets                                                                965
                                                                      ---------
Total assets                                                            760,410
                                                                      ---------

Liabilities
Collateral payable                                                       51,635
Short-term borrowings                                                    35,511
Securities sold, not yet purchased - at market (proceeds - $12,352)      11,836
Due to brokers                                                          160,979
Due to brokers - net unrealized loss on foreign currency forward
  and commodity contracts                                                   117
Other liabilities                                                         2,090
                                                                      ---------
Total liabilities                                                       262,168
                                                                      ---------

Partners' capital - Net Assets                                        $ 498,242
                                                                      =========

Partners' capital - Net Assets
Represented by:
Capital contributions                                                 $ 489,372
Capital withdrawals                                                    (129,990)
Accumulated net investment loss                                         (17,929)
Accumulated net realized gain on investments                             85,803
Unrealized net appreciation on investments                               70,986
                                                                      ---------
                                                                      $ 498,242
                                                                      =========










                       See Notes to Financial Statements.
                                       -1-

                             Panther Partners, L.P.
                             (a limited partnership)

                 Statement of Operations and Special Allocation
                     For the Six Months Ended June 30, 1995
                                 (In thousands)

                                   (Unaudited)

Income from investment transactions
Net realized gain on:
  Investment securities                                                                     $ 27,824
  Foreign currency contracts                                                                  14,024
                                                                                            --------
                                                                                              41,848
                                                                                            --------
Unrealized appreciation on investments:
  Beginning of period                                                                         41,172
  End of period                                                                               70,986
                                                                                            --------
Net increase in unrealized appreciation                                                       29,814
                                                                                            --------

Income from investment transactions                                                           71,662
                                                                                            --------

Investment loss
Income:
  Dividends                                                                                    3,492
  Interest                                                                                       576
                                                                                            --------
                                                                                               4,068
                                                                                            --------
Expenses:
  Interest                                                                                     6,269
  Management fees                                                                              1,740
  Taxes withheld on foreign dividends                                                            273
  Transaction fees                                                                               150
  Legal fees                                                                                      84
  Amortization of organizational costs                                                            75
  Individual General Partners' fees and expenses                                                  41
  Dividends on securities sold, not yet purchased                                                 25
  Miscellaneous                                                                                  119
                                                                                            --------
Total expenses                                                                                 8,776
                                                                                            --------
Investment loss - net                                                                         (4,708)
                                                                                            --------

Net increase in net assets  resulting from operations                                         66,954
Less allocation of net increase in net assets resulting from operations:
  Special allocation to General Partner (Note 2)                                                --
                                                                                            --------

Net increase in net assets resulting from operations available for pro-rata distributions
   to all partners (Note 2)                                                                 $ 66,954
                                                                                            ========



                       See Notes to Financial Statements.
                                       -2-

                             Panther Partners, L.P.
                             (a limited partnership)

             Statement of Changes in Partners' Capital - Net Assets
                         (Including Special Allocation)
                                 (In thousands)

                                   (Unaudited)


                                                                                      General     Limited
                                                                         Total        Partner     Partners
                                                                         -----        -------     --------
Total partners' capital - net assets at December                        $ 503,314      $ 6,684    $ 496,630
 31, 1993

Year ended December 31, 1994:
  Capital contributions                                                   146,282         --        146,282
  Capital withdrawals                                                     (39,043)        --        (39,043)
  Investment loss - net                                $  (6,751)
  Net realized loss on investments                       (22,461)
  Change in unrealized appreciation on investments       (83,928)
                                                         -------
Net decrease in net assets resulting from operations    (113,140)

Less allocation of net decrease in net
 assets resulting from operations:
    Special allocation to General Partner (Note 2)          --
                                                         -------
    Net decrease in net assets resulting from
     operations available for pro-rata distribution
     to all partners (Note 2)                                            (113,140)      (1,264)    (111,876)
                                                                        ---------    ---------    ---------
Total partners' capital - net assets at  December 31, 1994                497,413        5,420      491,993

For the six months ended June 30, 1995:
  Capital contributions                                                    11,365        1,465        9,900
  Capital withdrawals                                                     (77,490)        --        (77,490)
  Investment loss - net                                   (4,708)
  Net realized gain on investments                        41,848
  Change in unrealized appreciation on investments        29,814
                                                         -------
Net increase in net assets resulting from operations      66,954

Less allocation of net increase in net
 assets resulting from operations:
    Special allocation to General Partner (Note 2)                           --           --           --
    Net increase in net assets resulting from
     operations available for pro-rata distribution
     to all partners (Note 2)                                              66,954        1,072       65,882
                                                                        ---------    ---------    ---------
Total partners' capital - net assets at June 30, 1995                   $ 498,242      $ 7,957    $ 490,285
                                                                        =========    =========    =========














                       See Notes to Financial Statements.
                                       -3-

                             Panther Partners, L.P.
                             (a limited partnership)

                             Statement of Cash Flows
                     For the Six Months Ended June 30, 1995
                                 (In thousands)

                                   (Unaudited)


Cash flows from operating activities
Net increase in net assets resulting from operations                  $  66,954
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
  Amortization                                                               75
  (Increase) decrease in:
    Investments in securities                                          (166,807)
    Due from brokers                                                     14,879
    Other assets                                                            (41)
Increase (decrease) in:
    Collateral payable                                                   20,725
    Securities sold, not yet purchased                                     (755)
    Due to brokers                                                      160,605
    Other liabilities                                                         3
                                                                      ---------
Net cash provided by operating activities                                95,638

Cash flows from financing activities
Short-term borrowings                                                   (29,513)
Capital contributions                                                    11,365
Capital withdrawals                                                     (77,490)
                                                                      ---------
Net cash used in financing activities                                   (95,638)

Increase in cash                                                            -0-
Cash at beginning of the period                                             -0-
                                                                      ---------
Cash at end of the period                                             $     -0-
                                                                      =========

Supplemental disclosure of cash flow information
Cash paid during the year for:
  Interest                                                            $   6,134
                                                                      =========









                       See Notes to Financial Statements.
                                       -4-

                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                  June 30, 1995

                                   (Unaudited)

1. Significant Accounting Policies

Panther Partners, L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on October 2, 1990. The Partnership is registered under the Investment Company Act of 1940 as a closed-end, nondiversified management investment company and commenced operations on March 1, 1992. The Partnership will operate until December 31, 2050 unless further extended or sooner terminated as provided for in the Limited Partnership Agreement of the Partnership, as amended and restated through December 14, 1994 (the "Agreement"). The investment objective of the Partnership is to maximize total return primarily through investing and trading in equity and debt securities of both U.S. and foreign issuers, futures contracts and various options on the foregoing.

The Agreement provides for not less than five "Individual General Partners" and a Corporate General Partner. The Corporate General Partner is Panther Management Company, L.P. ("PMC, L.P.") which is under common control and management with Tiger Management Corporation.

Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis.

Securities listed on a national securities exchange or the NASDAQ national list are valued at their last sales price as of the last business day of the period. Listed securities with no reported sales on such date and over-the-counter securities are valued at their last closing bid price if held long by the Partnership and last closing ask price if sold short by the Partnership. The resulting unrealized gains and losses are included in net increase in net assets resulting from operations.

The Partnership enters into transactions in financial futures, foreign exchange options and foreign currency and commodity forward contracts that are used for hedging and nonhedging purposes. These contracts are valued at market with the resulting gains and losses reflected in net increase in net assets resulting from operations.

Assets and liabilities denominated in foreign currencies held at the period's end are translated at the period's end rates of exchange with the resulting gains and losses reflected in net increase in net assets resulting from operations.

The expenses incurred by the Partnership in connection with its organization are being amortized over a 60-month period beginning March 1, 1992.

Income taxes have not been provided as the Partners are individually liable for reporting their share of the profits or losses on their individual tax returns.

                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                   (continued)

                                   (Unaudited)

2. Related Party Transactions

Panther Management Corporation, General Partner of PMC, L.P. provides administrative services to the Partnership and pays substantially all operating expenses of the Partnership for which it receives a management fee. The management fee is calculated monthly at an annual rate equal to one and one-half percent of the first $10,000,000 of the Partnership's net assets, one percent of the next $10,000,000 of the Partnership's net assets and three quarters of one percent of the Partnership's net assets in excess of $20,000,000. For the six months ended June 30, 1995, the management fee totaled $1,740,520.

The Corporate General Partner of the Partnership is entitled under the terms of the Agreement to receive, subject to certain limitations, an allocation of up to 15% of the net profits, as defined, of the Partnership. The Corporate General Partner has notified the limited partners of the Partnership that it has waived its entitlement to such performance allocations for fiscal years 1992, 1993 and 1994, but only as to capital invested in the Partnership as of July 1, 1992. Any capital subject to such waiver is also not subject to the requirement that cumulative net losses incurred in 1992, 1993 or 1994 with respect to such capital need be recovered before a performance allocation may be charged with respect to such capital following the expiration of the waiver. The term "pro-rata" as used in the Statement of Operations and Special Allocation and the Statement of Changes in Partners' Capital - Net Assets represents the allocation of income made in accordance with the Agreement.

Each Individual General Partner receives an annual fee of $15,000 from the Partnership and they are reimbursed by the Partnership for all reasonable out-of-pocket expenses incurred by them in performing their duties. For the period ended June 30, 1995, these fees and expenses totaled $40,583.

3. Securities Transactions

The aggregate amount of purchases and sales of investment securities, for the six months ended June 30, 1995, amounted to $7,486,114,297 and $7,376,079,297 respectively.

At June 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Assets, Liabilities and Partners' Capital).

At June 30, 1995, accumulated net unrealized appreciation on investments in securities and securities sold, not yet purchased was $71,102,918 consisting of $112,638,352 gross unrealized appreciation less $41,535,434 gross unrealized depreciation.

Due from brokers represents unsettled trades and short sale proceeds with two brokers at June 30, 1995.

                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                   (continued)

                                   (Unaudited)

4. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Partnership trades various financial instruments and enters into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options and sales of securities not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets, liabilities and partners' capital.

The Partnership's foreign exchange trading activities involve the purchase and sale of foreign exchange options having various maturity dates. The Partnership seeks to limit its net exposure to foreign exchange rate movements by hedging with foreign exchange options and forward contracts.

Securities sold, not yet purchased, represent obligations of the Partnership to deliver the specified securities and thereby create a liability to repurchase the securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Partnership's ultimate obligation to satisfy the sale of securities sold, not yet purchased, may exceed the amount recognized in the statement of assets, liabilities and partners' capital.

At June 30, 1995, the Partnership had outstanding forward exchange contracts, both to purchase and sell foreign currencies and commodities as follows:

                 Foreign Currency Forward Buy and Sell Contracts
                 -----------------------------------------------


    Foreign
 Denominated                                                                                            Unrealized
    Amount                   Contract                                 Commitment      Market Value      Gain(Loss)
    ------                   --------                                 ----------      ------------      ----------
                         Buy Contracts
                         -------------
      3,426,156        Australian Dollar     Exp. 7/21/95            $  2,487,389     $  2,427,551     $  (59,838)
     10,088,366        British Pound         Exp. 9/20/95              16,118,071       16,055,108        (62,963)
     37,606,942        Deutsche Mark         Exp. 9/20/95              26,953,919       27,309,170        355,251
     47,404,291        French Franc          Exp. 9/20/95               9,640,850        9,775,225        134,375
      6,560,730        Hong Kong Dollar      Exp. 8/10/95 & 9/21/95       847,827          848,084            257
 35,340,000,000        Indonesian Rupiah     Exp. 12/26/95 & 6/26/96   14,700,706       14,715,156         14,450
  6,454,040,711        Italian Lira          Exp. 9/20/95               3,863,967        3,911,762         47,795
 11,346,008,497        Japanese Yen          Exp. 9/20/95             135,788,078      135,544,987       (243,091)
     12,894,510        Malaysian Ringgit     Exp. 8/8/95 & 9/20/95      5,282,761        5,294,324         11,563


                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                   (continued)

                                   (Unaudited)


           Foreign Currency Forward Buy and Sell Contracts (continued)
           -----------------------------------------------------------


    Foreign
 Denominated                                                                                            Unrealized
    Amount                   Contract                                 Commitment      Market Value      Gain(Loss)
    ------                   --------                                 ----------      ------------      ----------
                         Buy Contracts (continued)
                         -------------------------

      6,678,388        New Zealand Dollar    Exp. 7/24/95 & 9/21/95     4,457,925        4,439,547        (18,378)
     17,089,722        Norwegian Krone       Exp. 9/20/95               2,745,999        2,779,337         33,338
      2,620,000        South African Rand    Exp. 9/20/95                 702,809          707,506          4,697
     44,000,000        Spanish Peseta        Exp. 9/20/95                 357,417          361,389          3,972
     27,361,490        Swedish Krona         Exp. 9/20/95               3,736,924        3,738,544          1,620
        658,000        Swiss Franc           Exp. 9/20/95                 578,080          576,466         (1,614)
     20,246,511        Thailand Baht         Exp. 7/17/95 & 9/20/95       814,911          794,259        (20,652)
                                                                     ------------     ------------       --------
                       Total Buy Contract                            $229,077,633     $229,278,415       $200,782
                                                                     ------------     ------------       --------

                         Sell Contracts
                         --------------

     (3,736,463)       Australian Dollar     Exp. 9/20/95            $ (2,708,936)   $  (2,640,367)     $  68,569
     (2,126,230)       Belgium Franc         Exp. 9/20/95                 (74,391)         (75,133)          (742)
    (11,827,296)       British Pound         Exp. 9/20/95             (18,896,266)     (18,822,524)        73,742
     (6,113,642)       Canadian Dollar       Exp. 9/20/95              (4,421,267)      (4,446,943)       (25,676)
     (6,432,342)       Deutsche Mark         Exp. 9/20/95              (4,637,420)      (4,670,997)       (33,577)
    (13,424,124)       French Franc          Exp. 9/20/95              (2,751,249)      (2,768,185)       (16,936)
     (7,606,307)       Irish Pound           Exp. 9/20/95             (12,397,583)     (12,456,325)       (58,742)
 (1,559,525,000)       Italian Lira          Exp. 9/20/95                (933,119)        (945,220)       (12,101)
 (1,417,501,215)       Japanese Yen          Exp. 9/20/95             (16,980,387)     (16,934,165)        46,222
     (2,014,683)       Malaysian Ringgit     Exp. 9/20/95                (826,415)        (827,248)          (833)
    (13,059,000)       New Zealand Dollar    Exp. 9/15/95 & 9/21/95    (8,666,458)      (8,680,044)       (13,586)
   (138,433,326)       Norwegian Krone       Exp. 9/20/95             (22,265,111)     (22,513,694)      (248,583)
    (15,190,000)       South African Rand    Exp. 9/20/95              (4,064,758)      (4,101,911)       (37,153)
    (26,747,452)       Spanish Peseta        Exp. 9/20/95                (218,257)        (219,687)        (1,430)
   (152,866,381)       Swedish Krona         Exp. 9/20/95             (20,855,793)     (20,886,936)       (31,143)
    (25,125,158)       Swiss Franc           Exp. 9/20/95             (21,849,402)     (22,011,851)      (162,449)
    (48,871,726)       Thailand Baht         Exp. 7/17/95              (1,947,856)      (1,917,259)        30,597
                                                                    --------------   -------------      ---------
                          Total Sell Contract                       $(144,494,668)   $(144,918,489)     $(423,821)
                                                                    --------------   --------------     ----------
                          Net Currency Contract                     $  84,582,965    $  84,359,926      $(223,039)
                                                                    =============    =============      ==========


                           Commodity Forward Contracts
                           ---------------------------


   Number of                                                                                               Unrealized
   Contracts                 Contract                                  Commitment       Market Value       Gain(Loss)
   ---------                 --------                                  ----------       ------------       ----------
                          Commodities
                          -----------
      2                Cocoa Str. 1428       Exp. 8/16/95               2,459,475        2,397,540        (61,935)
      1                Corn Str. 2.702       Exp. 11/24/95              3,928,521        4,025,175         96,654
      3                Platinum Str. 426.98  Exp. 9/28/95               1,565,658        1,541,612        (24,046)
      1                Rhodium Str. 527.89   Exp. 9/28/95               1,180,883        1,131,572        (49,311)
      1                Wheat Str. 3.79       Exp. 11/14/95              1,026,922        1,171,300        144,378
                                                                      -----------      -----------       ---------
                          Total Commodities                           $10,161,459      $10,267,199       $105,740
                                                                      ===========      ===========       ========



                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                   (continued)

                                   (Unaudited)

4. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The net unrealized loss of $117,299 is reflected as due to brokers-net unrealized loss on foreign currency and commodity forward contracts in the statement of assets, liabilities and partners' capital. The contract amounts of these instruments reflect the Partnership's extent of involvement in the particular class of financial instruments and do not represent the Partnership's risk of loss due to counterparty nonperformance. The Partnership's exposure to credit risk associated with counterparty nonperformance on forward and futures contracts is limited to the unrealized gains inherent in such contracts that are recognized in the Partnership's statement of assets , liabilities and partners' capital. The settlement of these transactions is not expected to have a material effect upon the Partnership's statement of assets, liabilities and partner's capital. The Partnership seeks to reduce its exposure to credit risk associated with counterparty non-performance on options by obtaining collateral where possible.

Options purchased provide for cash settlement and require the payment of a premium in exchange for the right to receive the market movement on the underlying basket of instruments. Risk of loss is limited to premiums paid as reflected in the statement of assets, liabilities and partners' capital.

A summary of open contract or notional amounts (in millions) at June 30, 1995 is as follows:


                                           Purchases            Sales
                                           ---------            -----

         Foreign Exchange Options           $1,837               $80
         Equity and Future Options             474                66
         Commodity Options                     146                 -
         Fixed Income Options                  981                 -


The Partnership's principal trading activities are primarily with brokers and other financial institutions with a concentration in North America, Europe and Asia. The Partnership is subject to the risk of restrictions imposed by foreign governments on repatriation of cash and to political or economic uncertainties.

The Fund's assets are held with a trust company.

                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                   (continued)

                                   (Unaudited)


5. Financial Instruments Held or Issued for Trading Purposes

The Partnership maintains positions in a variety of financial instruments. (All positions are reported at market and any changes in market are reflected in income from investment transactions in the statement of operations and special allocation as they occur.)

The  following   table   summarizes  the  components  of  gain  from  investment
transactions, and includes the classes of financial instruments included in each category:


                                                                       Net Gains
                                                                       (Losses)
                                                                       for 1995
                                                                     ------------
   Equity activities (including equity shares, options, futures
    and options on stock indexes)                                    $68,654,916
   Foreign Exchange activities (including foreign exchange
    forwards and options)                                              8,816,910
   U.S. Dollar activities (including bills, bonds and futures)           343,429
   Fixed Income activities (including bonds, options on
    fixed income and other options)                                   (3,027,431)
   Commodity activities (including price swaps, forwards
    and options)                                                      (3,125,816)
                                                                     -----------

   Income from investment transactions                               $71,662,008
                                                                     ===========



The amounts disclosed below represent the June 30, 1995 market values of derivative financial instruments and the average values during the period of those instruments.


                                                                 Average Market
                                                                 Value for the
                                      Market Value at           Six Months ended
                                       June 30, 1995             June 30, 1995
                                       ------------              -------------
   Assets:
     Foreign Exchange                  $105,229,576              $ 92,763,202
     Equities                            76,323,374                54,115,929
     Commodities                         29,822,771                27,745,766
     Fixed income                         3,468,608                   495,515

   Liabilities:
     Foreign Exchange                     1,645,129                 2,923,671
     Equities                                99,343                    64,788



                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements
                                   (continued)

                                   (Unaudited)

6. Short-term Borrowings

The Partnership has short-term borrowings that are collateralized by securities held by a Trust Company. The borrowings bear interest at fluctuating rates primarily based on brokers' call and federal funds for U.S. dollar denominated borrowings, and varying currency specific London Interbank Offered Rates for foreign currency denominated borrowings.

7. Selected Financial Ratios

The following represent the ratios to average net assets for the periods (not annualized):


                                                                                                 March 1, 1992
                                 Six Months Ended                                             (Commencement of)
                                   June 30, 1995      Year Ended          Year Ended             Operations
                                  (Unaudited)      December 31, 1994    December 31, 1993    to December 31, 1992
------------------------------------------------------------------------------------------------------------------
Investment loss                      (1.03)%           (1.35)%             (1.06)%                 (1.68)%
Operating expenses                     .54              1.09                1.24                    1.00
Interest and dividends
  on securities sold, not
  yet purchased                       1.38              1.80                1.45                    2.53
Total expenses                        1.92              2.89                2.69                    3.53
Portfolio turnover                  174.08            289.85              203.56                  216.17
Total return *                       15.57            (18.90)              70.67                    5.93



* Total return assumes a purchase of a Partnership interest on the first day and a sale of the Partnership interest on the last day of the periods noted prior to any special allocation.

                             Panther Partners, L. P.
                             (a limited partnership)

                        Schedule of Portfolio Investments

                                  June 30, 1995
                                   (Unaudited)

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 96.45%
               AUTOMOTIVE - 0.03%
               DOMESTIC:
      3,030    CHRYSLER CORP.                                        $   145,061
      3,569    PULLMAN CO.                                                26,768
                                                                     -----------
                                                                         171,829
                                                                     -----------
               CHEMICAL - 0.03%
               DOMESTIC:
      3,200    HERCULES INC.                                             156,000
                                                                     -----------
                                                                         156,000
                                                                     -----------
               COMMERCIAL SERVICES - 0.14%
               DOMESTIC:
     26,900    ROBERT HALF INTERNATIONAL INC.                            689,312
                                                                     -----------
                                                                         689,312
                                                                     -----------
               COMMUNICATIONS/CABLE - 4.29%
               DOMESTIC:
     29,900    ADELPHIA COMMUNICATIONS - CLASS A                         261,625
     33,200    VIACOM INC.                                             1,539,650
               FOREIGN:
     41,700    ADVANCED INFO SERVICE                                     618,529
     18,329    KOREA MOBILE TELECOM                                   17,369,278
         28    ROSTELECOM "144A"                                       1,596,000
                                                                     -----------
                                                                      21,385,082
                                                                     -----------
               CONGLOMERATE - 0.62%
               FOREIGN:
  1,313,500    LONRHO PLC.                                             3,099,676
                                                                     -----------
                                                                       3,099,676
                                                                     -----------
               CONSUMER PRODUCTS - 7.67%
               DOMESTIC:
    493,275    MATTEL INC.                                            12,825,150
     64,200    OFFICE DEPOT INC.                                       1,805,625
     25,600    PHILLIP MORRIS CO. INC.                                 1,904,000
     26,600    RJR NABISCO HOLDING CORP.                                 741,475
               FOREIGN:
    356,500    ASTRA AB SHARES A-F                                    11,016,414
     43,635    BIC CORP.                                               7,213,887
  3,150,900    WATERFORD WEDGEWOOD STOCK                               2,687,088
                                                                     -----------
                                                                      38,193,639
                                                                     -----------
               ELECTRONICS/COMPUTER - 9.13%
               DOMESTIC:
      2,200    ACCLAIM ENTERTAINMENT INC.                                 40,563
    199,100    CISCO SYSTEMS                                          10,066,994
     88,800    COMPAQ COMPUTER CORP.                                   4,029,300



                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 96.45% (continued)
               ELECTRONICS/COMPUTER - 9.13% (continued)
     84,900    INFORMATION RESOURCES SERVICES                        $ 1,209,825
    111,800    INTEL CORP.                                             7,078,338
    426,399    MARK IV INDUSTRIES INC.                                 9,167,579
     54,300    MAXIM INTEGRATED PRODUCTS                               2,769,300
      1,600    MICROSOFT CORP.                                           144,600
      9,400    SILICON GRAPHICS INC.                                     374,825
     83,900    TECH DATA CORP.                                           959,606
     27,700    WAVE SYSTEMS CORP. CLASS A                                 93,488
               FOREIGN:
      3,000    AT&T GLOBAL INFORMATION SOLUTION                           26,232
     88,000    ADVANTEST CORP.                                         3,327,425
     37,400    ISG TECHNOLOGIES INC.                                     136,278
     40,000    MURATA MANUFACTURING                                    1,517,192
    132,000    TOKYO ELECTRON LTD.                                     4,523,217
                                                                     -----------
                                                                      45,464,762
                                                                     -----------
               FINANCIAL INSTITUTIONS - 12.87%
               DOMESTIC:
     17,900    ASTORIA FINANCIAL CORP.                                   639,925
    140,900    BANK OF BOSTON CORP.                                    5,283,750
     91,900    CITICORP                                                5,318,713
    414,912    COUNTRYWIDE CREDIT INDUSTRIES                           8,713,152
    111,800    DELPHI FINANCIAL GROUP                                  1,956,500
    132,927    DIME SAVINGS BANK                                       1,329,270
     76,620    FIRST FEDERAL FINANCIAL CORP.                           1,120,568
    146,344    FIRST FINANCIAL FUND INC.                               1,811,007
     59,384    FIRST REPUBLIC BANCORP                                    757,146
    212,900    GREENPOINT FINANCIAL CORP.                              5,029,763
     92,200    SEI CORP.                                               2,074,500
        430    WELLS FARGO & CO.                                          77,508
               FOREIGN:
    322,000    BANCO COLOMBIA GLOBAL DEPOSITORY SHARES                 2,415,000
    514,000    JCG HOLDINGS LTD HKD .10 ORDS.                            338,805
    249,500    NATIONAL BANK OF CANADA                                 2,045,529
     56,000    NICHIEI CO., LTD.                                       3,460,711
    356,000    SPARBANKEN SVERIGE AB (SWEDBANK) SEK 10                 2,989,126
  4,193,411    UNI STOREBRAND ORD. CLASS "A"                          18,773,376
                                                                     -----------
                                                                      64,134,349
                                                                     -----------
               FOOD-RETAIL - 3.97%
               DOMESTIC:
     86,700    NABISCO HOLDINGS CORP. CLASS "A"                        2,340,900
    163,500    PENN TRAFFIC CO.                                        5,783,813
               FOREIGN:
     22,673    CARREFOUR SUPERMARCHE                                  11,643,398
                                                                     -----------
                                                                      19,768,111
                                                                     -----------


                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 96.45% (continued)
               GENERAL RETAIL - 7.59%
               DOMESTIC:
    423,700    AUTOZONE INC.                                         $10,645,463
    145,500    FEDERATED DEPARTMENT STORES                             3,746,625
    287,840    KOHLS CORP.                                            13,132,700
     93,400    PETSMART INC.                                           2,685,250
     25,700    RITE AID CORP.                                            658,563
    111,100    UNITED RETAIL GROUP INC.                                  763,813
               FOREIGN:
  6,226,000    GIORDANO INTERNATIONAL                                  4,626,932
    167,000    TOHO STORE                                              1,535,223
                                                                     -----------
                                                                      37,794,569
                                                                     -----------
               HEALTHCARE - 3.84% DOMESTIC:
    369,000    COLUMBIA / HCA HEALTHCARE CORP.                        15,959,250
    116,000    CYTEL CORP.                                               696,000
     55,100    NEOPATH INC.                                              909,150
     22,500    VIVUS INC.                                                337,500
               FOREIGN:
     45,200    MISUMI CORPORATION                                      1,244,429
                                                                     -----------
                                                                      19,146,329
                                                                     -----------
               HOTEL GAMING AND TOURISM - 11.30%
               DOMESTIC:
     65,800    CARNIVAL CORP.                                          1,538,075
      1,600    GRAND CASINOS INC.                                         56,600
    535,125    GTECH HOLDINGS CORPORATION                             15,652,406
    464,000    NORWEST CORP.                                          13,340,000
    658,800    PROMUS COMPANIES INC.                                  25,446,338
               FOREIGN:
      1,900    ACCOR SA FF 100 ORD                                       253,648
                                                                     -----------
                                                                      56,287,067
                                                                     -----------
               INSURANCE - 6.94%
               DOMESTIC:
    243,200    INTEGON                                                 4,134,400
    152,300    LIFE RE CORP.                                           2,836,588
               FOREIGN:
    263,200    PARTNERRE HOLDINGS INC.                                 6,876,101
        616    SWISS REINSURANCE REG SHS CHF 20                          462,134
     26,269    SWISS REINSURANCE SWISS REG SHARES CHF20               20,279,027
                                                                     -----------
                                                                      34,588,250
                                                                     -----------
               MEDICAL - 0.72%
               DOMESTIC:
    269,700    BEVERLY ENTERPRISES                                     3,337,538
     19,100    RESPIRONICS INC.                                          272,175
                                                                     -----------
                                                                       3,609,713
                                                                     -----------


                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 96.45% (continued)
               METAL/MINE - 1.80%
               DOMESTIC:
    100,000    ALUMINUM CO. OF AMERICA                               $ 5,012,500
     45,900    GOLD RESERVE CORP.                                        286,875
               FOREIGN:
    119,600    IMPALA LATINUM HOLDINGS ADR                             3,027,432
     31,400    RUSTENBURG PLATINUM HOLDINGS ADR                          647,957
                                                                     -----------
                                                                       8,974,764
                                                                     -----------
               OIL AND GAS - 4.28%
               DOMESTIC:
    261,800    TOSCO CORP.                                             8,344,875
               FOREIGN:
    521,240    TRANSOCEAN NOK 5 ORD.                                   7,113,592
    574,294    WILRIG                                                  5,878,233
                                                                     -----------
                                                                      21,336,700
                                                                     -----------
               PAPER AND PACKAGING - 11.27%
               DOMESTIC:
    228,200    BOWATER INC.                                           10,240,475
     12,900    CHAMPION INTERNATIONAL CORP.                              672,413
    287,800    REPAP ENTERPRISES CORP., INC.                           2,230,450
      9,100    SCOTT PAPER CO.                                           450,450
     88,000    SEALED AIR CORP.                                        3,872,000
               FOREIGN:
    579,900    ABITIBI PRICE INC.                                      9,423,375
    508,900    ASIA PULP & PAPER CO. LTD ADR                           6,424,863
      2,782    COMPAGNIE GENERALE                                        650,226
  5,593,880    JEFFERSON SMURFIT GROUP PLC                            16,971,832
     90,200    MO OCH DOMSJOE AB-B                                     5,208,381
                                                                     -----------
                                                                      56,144,465
                                                                     -----------
               PHARMACEUTICAL - 1.28%
               DOMESTIC:
     40,000    DIAGNOSTEK INC.                                           640,000
               FOREIGN:
    235,500    GLAXO HOLDINGS, PLC SPONSORED ADR                       5,740,313
                                                                     -----------
                                                                       6,380,313
                                                                     -----------
               REAL ESTATE - 2.53%
               DOMESTIC:
     11,100    EVAMS WITHYCOMBRE RESIDENTIAL                             226,163
      7,100    PARAGON GROUP INC.                                        132,238
     27,000    PRIME RESIDENTIAL                                         408,375
    100,010    RESOURCE BANCSHARES MORTGAGE GROUP INC.                 1,275,128
     41,300    SAUL CENTERS                                              660,800
    137,500    TUCKER PROPERTIES                                       1,667,188
               FOREIGN:
  1,664,000    CHEUNG KONG (HOLDINGS) HKD .50 ORD.                     8,236,983
                                                                     -----------
                                                                      12,606,875
                                                                     -----------


                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 96.45% (continued)
               TEXTILES - 0.05%
               FOREIGN:
     118,000   KANEBO LTD COM JAPANESE ORD                          $    260,780
                                                                     -----------
                                                                         260,780
                                                                     -----------
               TRANSPORTATION - 6.08%
               DOMESTIC:
      31,700   AMR CORP.                                               2,365,613
     143,750   AIRBORNE FREIGHT CORP.                                  2,910,938
     205,000   XTRA CORP.                                              9,481,250
               FOREIGN:
     114,500   BERGESEN D.Y. A-AKSJER ORD.                             2,604,387
      67,800   BERGESEN D.Y. B-AKSJER ORD.                             1,542,161
     146,900   FIRST OLSEN TANKERS LTD.                                1,074,005
     315,900   FRONTLINE "FREE"                                          834,863
     226,123   HELICOPTER SERVICE AS                                   2,939,048
     141,040   WESTERN BULK SHIPPING AS                                  687,441
     553,689   BONA SHIPHOLDING ORD. "144A"                            5,847,242
                                                                     -----------
                                                                      30,286,948
                                                                     -----------

               UTILITIES/POWER PLANT - 0.02%
               FOREIGN:
           1   CHERNOGORNEFT                                              77,500
                                                                          77,500
                                                                    ------------
               TOTAL COMMON STOCKS (COST $396,616,827)              $480,557,033
                                                                    ============





               PREFERRED STOCK - 0.19%
               DOMESTIC
      52,100   PRIME RETAIL CUM PART.                               $    970,363
                                                                    ------------
               TOTAL PREFERRED STOCKS (COST $1,221,738)             $    970,363
                                                                    ============

Face Amount
-----------
               BONDS AND LOANS - 1.51%
               DOMESTIC:
   4,687,000   HARRAH'S JAZZ FINANCE 14.25% DUE 11/15/2001          $  4,874,480
               FOREIGN: (FACE AMOUNT DENOMINATED IN FOREIGN CURRENCY)
   2,710,000   ECUADOR PDI ESCROW                                        897,552
     485,000   ECUADOR PDI FLOAT RATE 2/28/15                            160,632
   3,134,000   PANAMANIAN GOV'T LOAN USD DUE 9/30/97                   1,567,000
                                                                    ------------
               TOTAL BONDS AND LOANS (COST $6,665,293)              $  7,499,664
                                                                    ============


                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

  Contracts                  Security Description                          Value
--------------------------------------------------------------------------------

               OPTIONS - 41.03%
               CALLS - 13.81%
               DOMESTIC:
     99,324    GOLD CALLS STR. 405, EXP. 8/29/95                     $    70,981
     83,406    PALLADIUM CALLS STR. 130-135, - DOMESTIC                2,207,937
               EXP. 8/30/95 - 11/29/95
     60,829    PLATINUM CALLS STR. 339-440, EXP. 9/27/95 - 10/27/95    5,000,207
               FOREIGN:
         38    SINGAPORE PRESS HOLDINGS CALLS STR. 15.9-                 345,507
               16.4312. EXP. 12/11/95-1/18/96
          3    GERMAN GOVT. BOND CALL STR. 100.8-101.48,                  98,327
               EXP. 1/20/98-6/25/98
         16    U.S. DOLLAR CALL/JAPANESE YEN PUT STR. 84.3-            9,509,022
               100.5, EXP 7/10/95-12/13/96
          1    U.S. DOLLAR CALL/BELGIAN FRANC PUT STR. 26,             3,206,550
               EXP 7/14/95
          6    U.S. DOLLAR CALL/SWISS FRANK PUT STR. 1.25              1,371,667
               EXP 7/14/95
          5    U.S. DOLLAR CALL/DEUTSCHE MARK PUT STR. 1-1.15,           618,025
               EXP. 7/3/95-11/7/95
          6    U.S. DOLLAR CALL/FRENCH FRANC PUT
               STR. 3.55-4.60  EXP. 7/3/95-11/7/95                       187,217
          6    U.S. DOLLAR CALL/BRITISH POUND PUT
               STR. 1.715-2.05,  EXP. 7/3/95-11/7/95                   9,089,918
          2    U.S. DOLLAR CALL/INDONESIAN RUPIAH PUT
               STR. 2575-2850, EXP. 12/22/95-6/24/96                      29,059
          1    U.S. DOLLAR CALL/SWEDISH KRONA PUT
               STR. 6.5, EXP 7/14/95                                   8,226,684
          1    U.S. DOLLAR CALL/AUSTRALIAN DOLLAR PUT                 11,118,895
               STR. .775, EXP 07/14/95
          1    U.S. DOLLAR CALL/HONG KONG DOLLAR PUT                  17,733,336
               STR. 6.91 EXP. 7/14/95
                                                                     -----------
                                                                      68,813,332
                                                                     -----------

               OTHER CALLS - 0.34%
               DOMESTIC:
          1    CORN STR. 2.7 EXP. 10/23/95                               752,500
          1    WHEAT STR 3.9 EXP 10/23/95                                949,750
                                                                     -----------
                                                                       1,702,250
                                                                     -----------

               PUTS - 26.20%
               DOMESTIC:
          5    BORDEN CHEMICAL AND PLASTICS INDEXED NOTES                731,090
               EXP 12/19/95-1/30/96
     10,885    COPPER PUTS STR. 2660-4000, EXP 11/13/95-6/17/96        3,634,433
      1,865    S&P 500 PUT, EXP. 9/16/95                                 734,344




                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

  Contracts                  Security Description                          Value
--------------------------------------------------------------------------------

               PUTS - 26.20% (continued)
               FOREIGN:
        589    EURO/DEUTSCHE MARK FUTURE CALL STR. 94, EXP. 9/18/95  $     5,329
          1    EQUITY BASKET PUT, EXP. 7/7/95                         41,353,106
          5    EUROSTYLE COPPER PUTS STR. 2660-4000                    6,939,763
               EXP.11/13/95-3/18/96
      2,000    GLOBAL INDEX, STR. 186.5-203.5,                         7,420,220
               EXP 6/27/96
      2,000    GLOBAL MACRO INDEX, EXP. 5/30/96                       12,003,140
      2,000    PAIR INDEX, EXP. 5/30/96                               25,377,900
          3    U.S. DOLLAR PUT/JAPANESE YEN CALL. STR. 67-84.6           743,160
               EXP. 7/10/95-12/13/96
          1    U.S. DOLLAR PUT/ITALIAN LIRA CALL, STR. 86.             6,673,773
               EXP. 12/13/96
          1    U.S. DOLLAR PUT/DEUTSCHE MARK CALL                      3,813,836
               STR. 1.5 EXP. 7/14/95
          2    U.S. DOLLAR PUT/MALAYSIAN RINGGITS CALL                 6,460,485
               STR. 2.74-2.8, EXP 7/7/95-7/14/95
          1    U. S. DOLLAR PUT/NEW ZEALAND DOLLAR CALL                8,090,908
               STR. .6225 EXP.7/14/95
          5    U.S. DOLLAR PUT/POLAND ZLOTY CALL STR. 3-3.6            1,694,593
               EXP, 7/3/95-8/21/95
          1    U. S. DOLLAR PUT/SINGAPORE DOLLAR CALL                  4,882,347
               STR. 1.52 EXP. 7/14/95
                                                                    ------------
                                                                     130,558,427
                                                                    ------------

               OTHER PUTS - 0.68%
               FOREIGN:
         15    GERMAN FIXED INCOME STR. 5.80-6.42%, EXP.               3,375,610
               6/3/96 - 6/17/96
                                                                    ------------
                                                                       3,375,610
                                                                    ------------
               TOTAL OPTIONS ($221,971,491)                         $204,449,619
                                                                    ============

Face Amount
-----------
               SHORT-TERM INVESTMENTS - 7.37%
 37,000,000    U.S. T-BILL DUE 8/17/95                               $36,736,276
                                                                     -----------
               TOTAL SHORT-TERM INVESTMENTS (COST $36,486,550)       $36,736,276
                                                                     ===========





                             Panther Partners, L. P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                  June 30, 1995
                                   (Unaudited)

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               OTHER INVESTMENTS - 4.59%
               FUNDS - 4.52%
               FOREIGN:
       39,000  FRAMLINGTON RUSSIAN INVESTMENT FUND                 $     409,110
      156,700  INDIA MAGNUM FUND CLASS "A"                             7,739,413
      119,300  INDIA MAGNUM FUND CLASS "B"                             5,487,800
      233,265  KOREA MAGNUM TRUST                                      5,403,982
       68,985  MARITIME INVESTMENT FUND LTD. ORD. "144a"                 744,283
      147,300  THE INDIA GROWTH FUND INC.                              2,706,638
                                                                   -------------
                                                                      22,491,226
                                                                   -------------
Contracts
---------
               RIGHTS AND WARRANTS - 0.07%
               DOMESTIC:
       54,705  GLENDALE FEDERAL BANK WTS., EXP. 8/21/00            $     239,334
       18,850  GOLD RESERVE CORP. WTS EXP 3/15/96                        103,207
               FOREIGN:
      657,922  CIA CERVERJARIA BRAHMA PRFD. WTS., EXP. 9/30/96            17,093
       51,323  CIA CERVERJARIA BRAHMA WTS., CONV. ORD. EXP 9/30/96         1,574
                                                                   -------------
                                                                         361,208
                                                                   -------------
               TOTAL OTHER INVESTMENTS (COST $19,515,797)          $  22,852,434
                                                                   =============


               TOTAL INVESTMENTS (COST $682,477,696)- 151.14%      $ 753,065,389
               LIABILITIES, LESS OTHER ASSETS - 51.14%              (254,823,000)
                                                                   -------------
               NET ASSETS- 100%                                    $ 498,242,389
                                                                   =============

                             Panther Partners, L.P.
                             (a limited partnership)

                 Schedule of Securities Sold, Not Yet Purchased

                                  June 30, 1995


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
               COMMON STOCKS
               DOMESTIC:
     (90,600)  ACCLAIM ENTERTAINMENT INC.                           $ (1,670,438)
     (11,800)  ADVANCED PROMOTION TECH INC.                              (21,388)
      (3,000)  AT&T GLOBAL INFORMATION SOLUTION                          (26,232)
        (100)  BOSTON CHICKEN INC.                                        (2,419)
     (91,400)  CALLAWAY GOLF CO.                                      (1,371,000)
        (750)  CORPORATE EXPRESS INC.                                    (16,031)
        (800)  CUMMINS ENGINE                                            (34,900)
      (9,100)  INDIGO                                                   (455,000)
     (79,700)  LAUNDREY SEAFOOD                                       (1,594,000)
        (800)  MGM GRAND INC.                                            (21,900)
      (1,000)  MID ATLANTIC MEDICAL SERVICES                             (18,500)
      (1,300)  MYLAN LABS INC.                                           (39,975)
      (3,700)  PHYCOR INC.                                              (129,963)
      (1,900)  PHYSICIAN CORP. OF AMERICA                                (25,888)
    (151,600)  PROMUS HOTEL CORP.                                     (3,335,200)
        (800)  SEGA ENTERPRISES                                          (28,453)
               FOREIGN:
      (4,000)  ASASHI BREWERIES - JAP. ORD                               (46,177)
        (182)  BANK OF EAST ASIA                                            (548)
     (14,500)  CEMEX S. ADR CEMETOS DE MEXICO                           (105,032)
     (86,500)  EURO DISNEY                                              (274,390)
     (58,740)  GRUPO FINANCIERO BANCOMER ADR SER.B                      (344,534)
        (300)  GRUPO FINANCIERO SERFIN ADR                                (1,388)
      (3,300)  GRUPO SIDEK ADR                                           (15,263)
      (1,600)  GRUPO SIMEC ADR                                           (15,800)
     (22,900)  GRUPO TRIBASA SA-SPONS ADR                               (194,650)
        (700)  KOEI CO., LTD.                                            (17,535)
      (2,200)  KONAMI INDUSTRY CO.                                       (38,473)
      (7,200)  NAMCO                                                    (159,093)
        (137)  TENAGA NASIONAL                                              (559)
      (1,900)  TOKYO STEEL MFG. CO.                                      (32,553)
      (5,800)  VITRO SOCIEDAD ANONIMA                                    (50,025)
        (300)  WABAN INC.                                                 (4,463)
                                                                    ------------
               TOTAL SHORT COMMON STOCK
               (Proceeds $9,911,289)                                $(10,091,770)
                                                                    ------------
 CONTRACTS
------------
               OPTIONS
               CALLS
               FOREIGN:
     (44,000)  UNI STOREBRAND CALLS STR. 15. EXP. 5/10/99           $    (99,343)

               PUTS
               FOREIGN:
 (80,000,000)  U.S. DOLLAR PUT/JAPANESE YEN CALL. STR. 71.44-71.79
               EXP. 12/12/96 - 12/13/96                               (1,645,129)
                                                                    ------------

               TOTAL OPTIONS (PROCEEDS $2,440,383)                  $ (1,744,472)
                                                                    ------------

               TOTAL SHORT SECURITIES (PROCEEDS $12,351,672)        $(11,836,242)
                                                                    ============

                   Affirmation of the Commodity Pool Operator


IN WITNESS WHEREOF, the undersigned has made and signed this document as of the 15th day of August, 1995 and affirms that to the best of his knowledge and belief, the information contained in this document is accurate and complete.

                                   PANTHER MANAGEMENT COMPANY, L.P.
                                    Corporate General Partner and Commodity Pool
                                    Operator of Panther Partners, L.P.

                                     By: PANTHER MANAGEMENT CORPORATION
                                         Sole General Partner


                                     By: /s/ NOLAN ALTMAN
                                        ---------------------------
                                         Nolan Altman
                                         Chief Financial Officer

                             PANTHER PARTNERS, L.P.



                          ----------------------------


                                 Annual Report

                                      and

                              Financial Statements

                               For the Year Ended
                              31st December, 1994


                          ----------------------------

               This report has been prepared for the information
                of partners of Panther Partners, L.P. and is not
              authorized for distribution to prospective investors
                 unless preceded or accompanied by the current
             Private Placement Memorandum of Panther Partners, L.P.


           A claim of exemption under Regulation 'SS'4.12(b)(2)(iii)
               has been filed with the Commodity Futures Trading
                     Commission for Panther Partners, L.P.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

Individual General Partners

         *H. Winston Holt, IV
                  Managing Director
                  Panther Management Company, L.P.

         *Steven C. Olson
                  Treasurer
                  Panther Management Company, L.P.

         Dr. George H. Pollock
                  Professor of Psychiatry and Behavioral Sciences
                  Northwestern University Medical School

         Peter L. Shea
                  Managing Director
                  Hydrocarbon Energy, Inc.

         John A. Stout
                  Managing Director
                  Pointer Management Company

Corporate General Partner

         Panther Management Company, L.P.
         101 Park Avenue
         New York, New York 10178
         (212) 984-2500








----------------------------

* Affiliated with Panther Management Company, L.P., the Corporate General Partner of Panther Partners, L.P.

-------------------------------------------------------------------------------
                                    THE FUND
-------------------------------------------------------------------------------

Panther Partners, L.P. (the "Fund") is a closed-end, non-diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 1, 1992. Interests in the Fund have been offered to eligible investors in private placements and are subject to restrictions on transfer.

The Fund's investment objective is to maximize total return primarily through investing and trading in securities of both U.S. and foreign issuers. The Fund uses its capital primarily to (i) purchase equity and debt securities (some of which may be of a speculative nature or which at the time of their acquisition may be restricted as to their transferability or disposition thereof), (ii) sell securities short, (iii) purchase and sell commodity futures contracts and commodity options contracts for hedging purposes and other purposes that are incidental to its securities investing and trading activities, and purchase and sell currency forward contracts and (iv) purchase and sell options contracts, including put and call options written by the Fund or by others and "synthetic" options, on securities, stock market indices and foreign currencies. The Fund may borrow money from brokerage firms and banks to enable it to buy securities.

Ultimate responsibility over the affairs of the Fund is vested in five individual general partners (the "Individual General Partners"), who exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. Investment advisory services are provided to the Fund by Panther Management Corporation, which is also responsible for the day-to-day management and administration of the Fund.

Panther Management Company, L.P. (the "Corporate General Partner") receives from the Fund monthly advisory fees at an annual rate equal to one and one-half percent of the first $10,000,000 of the Fund's net assets, one percent of the next $10,000,000 of the Fund's net assets and three quarters of one percent of the Fund's net assets in excess of $20,000,000.

So long as the Corporate General Partner provides advisory services to the Fund, at the end of the initial twelve month period during which a limited partner will have been a partner of the Fund, and generally at the end of each fiscal year thereafter, a performance allocation of 15 percent of the net profit which has been credited to the capital account of such limited partner during such period shall be transferred from such limited partner's capital account to the capital account of the Corporate General Partner. The performance allocation is charged to any limited partner only to the extent that cumulative net profit with respect to such limited partner through the close of any period exceeds the highest level of cumulative net profits with respect to such limited partner through the close of any prior period. The Corporate General Partner has notified the limited partners of the Fund that it has waived such performance allocations for fiscal years 1992, 1993 and 1994, but only with respect to capital invested in the Fund as of July 1, 1992. Any capital subject to such waiver is also not subject to the requirement that cumulative net losses incurred in 1992, 1993, or 1994 with respect to such capital need to be recovered before a performance allocation may be charged with respect to such capital following the expiration of the waiver.

The Fund bears all expenses incurred for or in connection with portfolio transactions, including brokerage commissions, custodial fees, withholding and transfer taxes, governmental fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short and research fees including costs of news services, quotation equipment and related hardware and software, as well as legal fees, organization and registration expenses, expenses of meetings of partners of the Fund or any other expenses as may be approved from time to time by the Individual General Partners.

The Corporate General Partner bears certain direct and indirect costs of the Fund's operations, including expenses incurred for the Fund for office space, support services and telecommunications, accounting fees and expenses of meetings of the Individual General Partners. The Corporate General Partner may receive certain services including hardware, software, data bases and other news, technical and telecommunications services and equipment utilized in the investment management process from brokers selected by the Corporate General Partner to execute portfolio transactions for the Fund.

-------------------------------------------------------------------------------
                          1994 INVESTMENT PERFORMANCE
-------------------------------------------------------------------------------

The net performance for the Fund for the 1994 calendar year was down 18.9% compared to the 1.32% return for the S&P 500 with income for the same period. The Fund's performance was derived from non-equity investments and global stock markets.

--------------------------------------------------------------------------------
                         DISTRIBUTION REINVESTMENT PLAN
--------------------------------------------------------------------------------

After the end of each fiscal year, each partner of the Fund is entitled to receive a distribution equal to the entire amount of net profit (including unrealized appreciation) allocated and credited to such partner's capital account during such fiscal year (reduced ratably to the extent the Fund deems advisable in order to preserve funds for the efficient operation of the Fund). Each partner is entitled to make an election by written notice at the time of such partner's initial subscription whether to reinvest such distributions or to receive such distributions. Distributions will not be reinvested in the Fund automatically. Any election made by a partner to reinvest distributions may be changed with respect to future years by such partner upon written notice to the Corporate General Partner more than 30 days prior to the end of any such year. Any partner which by proper written notice to the Corporate General Partner cancels an election to reinvest distributions will thereafter receive distributions as set forth below. The Fund may determine to permit reinvestment  by each  partner  of a  portion  of  distributions  and if so will provide to partners the opportunity to make an appropriate reinvestment election. Profit reinvested by any partner will not be distributable in subsequent years. In the discretion of the Corporate General Partner, distributions may be paid in part or in whole in cash or securities of equivalent value. At least 90 percent of any distribution will be made within 90 days after the end of such fiscal year and the balance of such distribution will be made within 120 days after the end of such fiscal year.

Participation in the distribution reinvestment plan will not affect the U.S. federal income tax consequences to each partner of an investment in the Fund, which is described in the Private Placement Memorandum of the Fund, but partners which elect to reinvest distributions should be aware that they will not receive in cash or securities of equivalent value economic profits for each year even if they incur U.S. federal income taxes on items of net income and realized gain in such year. There are no fees, commissions or expenses chargeable to partners in connection with reinvestment of distributions.

                              Financial Statements

                             Panther Partners, L.P.
                             (a limited partnership)

                          Year ended December 31, 1994
                       with Report of Independent Auditors

                             Panther Partners, L.P.
                             (a limited partnership)

                              Financial Statements


                          Year ended December 31, 1994




                                    Contents

Report of Independent Auditors.......................................................................    1

Statement of Assets, Liabilities and Partners' Capital...............................................    2
Statement of Operations and Special Allocation.......................................................    3
Statement of Changes in Partners' Capital--Net Assets................................................    4
Statement of Cash Flows..............................................................................    5
Notes to Financial Statements........................................................................    6
Schedule of Portfolio Investments....................................................................   15
Schedule of Securities Sold, Not Yet Purchased.......................................................   26
Affirmation of the Commodity Pool Operator...........................................................   28

                         Report of Independent Auditors

To the Partners of
Panther Partners, L.P.

We have audited the accompanying statement of assets, liabilities and partners' capital of Panther Partners, L.P., including the schedules of portfolio investments and securities sold, not yet purchased as of December 31, 1994, and the related statements of operations and special allocation and cash flows for the year then ended, the statement of changes in partners' capital--net assets for each of the two years in the period then ended and the selected financial ratios for each of the periods indicated therein. These financial statements and selected financial ratios are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and selected financial ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the selected financial ratios referred to above present fairly, in all material respects, the financial position of Panther Partners, L.P. at December 31, 1994, the results of its operations and special allocation and cash flows for the year then ended, changes in partners' capital--net assets for each of the two years in the period then ended, and the selected financial ratios for the indicated periods, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP

February 15, 1995

                             Panther Partners, L.P.
                             (a limited partnership)

             Statement of Assets, Liabilities and Partners' Capital

                                December 31, 1994


Assets
Investments in securities--at market (cost--$547,754,313)                                   $586,258,412
Due from brokers                                                                              21,008,923
Organizational costs (net of accumulated amortization
   of $425,809)                                                                                  325,619
Other assets                                                                                     924,170
                                                                                     ----------------------
Total assets                                                                                 608,517,124
                                                                                     ----------------------

Liabilities
Collateral payable                                                                            30,909,600
Short-term borrowings                                                                         65,024,833
Securities sold, not yet purchased--at market
   (proceeds of sales--$15,486,780)                                                            12,591,228
Due to brokers                                                                                   263,799
Due to brokers--net unrealized loss on foreign currency
   and commodity forward contracts                                                               227,606
Other liabilities                                                                              2,086,912
                                                                                     ----------------------
Total liabilities                                                                            111,103,978
                                                                                     ----------------------
Partners' capital--net assets                                                            $    497,413,146
                                                                                     ======================

Partners' capital--Net Assets
Represented by:
   Capital contributions, (net of syndication costs of
     $150,000 in 1992)                                                                  $    478,007,240
   Capital withdrawals                                                                       (52,500,246)
   Accumulated net investment loss                                                           (13,220,905)
   Accumulated net realized gain on investments                                               43,955,012
   Unrealized appreciation on investments                                                     41,172,045
                                                                                     ----------------------
                                                                                        $    497,413,146
                                                                                     ======================

See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

                 Statement of Operations and Special Allocation

                          Year ended December 31, 1994


Loss from investment transactions
Net realized loss on:
   Investment securities                                                                    $ (19,925,393)
   Foreign currency contracts                                                                  (2,536,129)
                                                                                     ------------------------
                                                                                              (22,461,522)
                                                                                     ------------------------
Unrealized appreciation on investments:
   Beginning of year                                                                          125,099,862
   End of year                                                                                 41,172,045
                                                                                     ------------------------
Net decrease in unrealized appreciation                                                       (83,927,817)
                                                                                     ------------------------
Loss from investment transactions                                                            (106,389,339)
                                                                                     ------------------------

Investment loss
Income:
   Dividends                                                                                    7,122,228
   Interest                                                                                       564,540
                                                                                     ------------------------
                                                                                                7,686,768
                                                                                     ------------------------
Expenses:
   Interest                                                                                     8,934,900
   Management fees                                                                              3,937,644
   Transaction fees                                                                               513,703
   Taxes withheld on foreign dividends                                                            399,700
   Legal fees                                                                                     234,130
   Amortization of organizational costs                                                           150,286
   Individual General Partners' fees and expenses                                                  78,097
   Dividends on securities sold, not yet purchased                                                 62,373
   Miscellaneous                                                                                  126,530
                                                                                     ------------------------
Total expenses                                                                                 14,437,363
                                                                                     ------------------------
Investment loss--net                                                                            (6,750,595)
                                                                                     ------------------------
Net decrease in net assets resulting from operations                                          (113,139,934)
Less allocation of net decrease in net assets resulting from operations:
   Special allocation to General Partner (Note 2)                                                       -
                                                                                     ------------------------
Net decrease in net assets resulting from operations available
   for pro-rata distributions to all partners (Note 2)                                  $    (113,139,934)
                                                                                     ========================

See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

              Statement of Changes in Partners' Capital--Net Assets

                                                                                     General             Limited
                                                                   Total             Partner            Partners
                                                            -----------------------------------------------------------
Total partners' capital--net assets at
   December 31, 1992                                           $ 220,165,223       $   3,916,370      $ 216,248,853

Year ended December 31, 1993:
   Capital contributions                                         125,000,000                   -        125,000,000
   Capital withdrawals                                           (13,457,086)                  -        (13,457,086)
   Investment loss--net                    $  (3,175,620)
   Net realized gain on investments           71,260,062
   Change in unrealized appreciation
     on investments                          103,521,421
                                        --------------------
Net increase in net assets resulting
   from operations                           171,605,863

Less allocation of net increase in
   net assets resulting from
   operations:
     Special allocation to General
       Partner (Note 2)                                -
                                        --------------------
     Net increase in net assets
       resulting from operations
       available for pro-rata
       distribution to all partners                              171,605,863           2,767,726        168,838,137
       (Note 2)                                             -----------------------------------------------------------

Total partners' capital--net assets at
   December 31, 1993                                             503,314,000           6,684,096        496,629,904

Year ended December 31, 1994:
   Capital contributions                                         146,282,240                   -        146,282,240
   Capital withdrawals                                           (39,043,160)                  -        (39,043,160)
   Investment loss--net                        (6,750,595)
   Net realized loss on investments          (22,461,522)
   Change in unrealized appreciation
     on investments                          (83,927,817)
                                        --------------------
Net decrease in net assets resulting
   from operations                          (113,139,934)

Less allocation of net decrease in net
   assets resulting from operations:
     Special allocation to General
       Partner (Note 2)                                -
                                        --------------------
     Net decrease in net assets
       resulting from operations
       available for pro-rata
       distribution to all partners                             (113,139,934)         (1,263,830)      (111,876,104)
       (Note 2)                                             -----------------------------------------------------------

Total partners' capital--net assets at
   December 31, 1994                                           $ 497,413,146       $   5,420,266      $ 491,992,880
                                                            -----------------------------------------------------------
                                                            ===========================================================

See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

                             Statement of Cash Flows

                          Year ended December 31, 1994


Cash flows from operating activities
Net decrease in net assets resulting from operations                                      $(113,139,934)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
     Amortization                                                                                150,286
     (Increase) decrease in:
       Investments in securities                                                             100,136,393
       Due from brokers                                                                      (21,008,923)
       Other assets                                                                            2,867,366
     Increase (decrease) in:
       Collateral payable                                                                      2,565,770
       Securities sold, not yet purchased                                                      8,881,382
       Due to brokers                                                                       (153,275,081)
       Other liabilities                                                                         558,828
                                                                                    ------------------------
Net cash used in operating activities                                                       (172,263,913)

Cash flows from financing activities
Short-term borrowings                                                                         65,024,833
Capital contributions                                                                        146,282,240
Capital withdrawals                                                                          (39,043,160)
                                                                                    ------------------------
Net cash provided by financing activities                                                    172,263,913

Increase in cash                                                                                       -
Cash at beginning of the year                                                                          -
                                                                                    ------------------------
Cash at end of the year                                                                   $            -
                                                                                    ========================

Supplemental disclosure of cash flow information
Cash paid during the year for:
   Interest                                                                               $    8,660,936
                                                                                    ========================


See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements

                                December 31, 1994







1. Significant Accounting Policies

Panther Partners, L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on October 2, 1990. The Partnership is registered under the Investment Company Act of 1940 as a closed-end, nondiversified management investment company and commenced operations on March 1, 1992. The Partnership will operate until December 31, 2050 unless further extended or sooner terminated as provided for in the Limited Partnership Agreement of the Partnership, as amended and restated through December 14, 1994 (the "Agreement"). The investment objective of the Partnership is to maximize total return primarily through investing and trading in equity and debt securities of both U.S. and foreign issuers, futures contracts and various options on the foregoing.

The Agreement provides for not less than five "Individual General Partners" and a Corporate General Partner. The Corporate General Partner is Panther Management Company, L.P. ("PMC, L.P.") which is under common control and management with Tiger Management Corporation.

Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis.

Securities listed on a national securities exchange or the NASDAQ national list are valued at their last sales price as of the last business day of the year.
Listed securities with no reported sales on such date and over-the-counter securities are valued at their last closing bid price if held long by the Partnership and last closing ask price if sold short by the Partnership. The resulting unrealized gains and losses are included in net decrease in net assets resulting from operations.



The Partnership enters into transactions in financial futures, foreign exchange options and foreign currency forward contracts that are used for hedging and nonhedging purposes. These contracts are valued at market with the resulting gains and losses reflected in net decrease in net assets resulting from operations.

Assets and liabilities denominated in foreign currencies held at year end are translated at year end rates of exchange with the resulting gains and losses reflected in net decrease in net assets resulting from operations.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)




1. Significant Accounting Policies (continued)

The expenses incurred by the Partnership in connection with its organization are being amortized over a 60-month period beginning March 1, 1992.

Income taxes have not been provided as the Partners are individually liable for reporting their share of the profits or losses on their individual tax returns.

2. Related Party Transactions

Panther Management Corporation, General Partner of PMC, L.P. provides administrative services to the Partnership and pays substantially all operating expenses of the Partnership for which it receives a management fee. The management fee is calculated monthly at an annual rate equal to one and one-half percent of the first $10,000,000 of the Partnership's net assets, one percent of the next $10,000,000 of the Partnership's net assets and three quarters of one percent of the Partnership's net assets in excess of $20,000,000. For the year ended December 31, 1994, the management fee totalled $3,937,644, of which $2,987,569 has been paid and $950,075 is payable and is included in other liabilities.

The Corporate General Partner of the Partnership is entitled under the terms of the Agreement to receive, subject to certain limitations, an allocation of up to 15% of the net profits, as defined, of the Partnership. The Corporate General Partner has notified the limited partners of the Partnership that it has waived its entitlement to such performance allocations for fiscal years 1992, 1993 and 1994, but only as to capital invested in the Partnership as of July 1, 1992. Any capital subject to such waiver is also not subject to the requirement that cumulative net losses incurred in 1992, 1993 or 1994 with respect to such capital need to be recovered before a performance allocation may be charged with respect to such capital following the expiration of the waiver. For the year ended December 31, 1994, there was no allocation made to the Corporate General Partner. The term "pro-rata" as used in the statement of operations and special allocation and the statement of partners' capital--net assets represents the allocation of income made in accordance with the Agreement.

Each Individual General Partner receives an annual fee of $15,000 from the Partnership and is reimbursed by the Partnership for all reasonable out-of-pocket expenses incurred by them in performing their duties. For the year ended December 31, 1994, these fees and expenses totalled $78,097.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)




3. Securities Transactions

The aggregate amount of purchases and sales of investment securities, for the year ended December 31, 1994, amounted to $11,283,185,405 and $11,288,529,814, respectively.

At December 31, 1994, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Operations).

At December 31, 1994, accumulated net unrealized appreciation on investments in securities, and securities sold, not yet purchased, was $41,399,651 consisting of $68,173,665 gross unrealized appreciation and $26,774,014 gross unrealized depreciation.

Due from brokers primarily represents unsettled trades and short sale proceeds with a broker at December 31, 1994.

The Partnership owns security positions of firms with which it also conducts business.

4. Financial Instruments with Off-Balance Sheet Risk or
   Concentrations of Credit Risk

In the normal course of business, the Partnership trades various financial instruments and enters into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options and sales of securities not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets, liabilities and partners' capital.

The Partnership's foreign exchange trading activities involve the purchase and sale of foreign exchange options having various maturity dates. The Partnership seeks to limit its exposure to foreign exchange rate movements by hedging such option positions with foreign exchange positions in spot currency, futures and forward contracts.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)




4. Financial Instruments with Off-Balance Sheet Risk or
   Concentrations of Credit Risk (continued)

Securities sold, not yet purchased, represent obligations of the Partnership to deliver the specified security and thereby creates a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Partnership's ultimate obligation to satisfy the sale of securities sold, not yet purchased, may exceed the amount recognized in the statement of assets, liabilities and partners' capital.

At  December  31,  1994,  the  Partnership  had  outstanding   forward  exchange
contracts, both to purchase and sell foreign currencies and commodities as follows:

                 Foreign Currency Forward Buy and Sell Contracts

        Foreign
      Denominated                                                                                    Unrealized
         Amount                       Contract                     Commitment      Market Value      Gain (Loss)
   ----------------------------------------------------------------------------------------------------------------

                      Buy Contracts
            110,059   Australian Dollar Exp. 3/15/95               $     85,186     $     84,995      $    (191)
         63,000,000   Belgium Franc Exp. 3/15/95                      1,950,464        1,982,227         31,763
          5,938,869   British Pounds Exp. 3/15/95                     9,263,889        9,299,853         35,964
            330,042   Canadian Dollar Exp. 3/15/95                      234,724          235,278            554
         65,606,536   Deutsche Marks Exp. 3/15/95                    41,801,979       42,469,916        667,937
          1,755,334   Finnish Marka Exp. 3/15/95                        360,868          371,552         10,684
        119,008,243   French Francs Exp. 3/15/95                     21,916,342       22,313,897        397,555
            120,327   Irish Pounds Exp. 3/15/95                         185,165          185,970            805
      8,669,369,600   Italian Lira Exp. 3/15/95                       5,230,292        5,325,614         95,322
     13,157,136,038   Japanese Yen Exp. 3/15/95                     132,537,755      133,065,015        527,260
         15,735,349   Malaysian Ringgit Exp. 3/15/95                  6,159,290        6,177,832         18,542
          3,042,000   Mexican Peso Exp. 1/27/95                         574,071          620,815         46,744
          1,500,000   New Zealand Dollar Exp. 3/15/95                   954,000          954,600            600
          9,277,597   Norwegian Krone Exp. 3/15/95                    1,373,380        1,374,397          1,017
        140,352,544   Spanish Pesetas Exp. 3/15/95                    1,052,127        1,061,969          9,842
          4,434,590   Swiss Francs Exp. 3/15/95                       3,370,899        3,404,559         33,660
                                                                ---------------------------------------------------
                      Total buy contracts                           227,050,431      228,928,489      1,878,058
                                                                ---------------------------------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)




4. Financial Instruments with Off-Balance Sheet Risk or
   Concentrations of Credit Risk (continued)

        Foreign
      Denominated                                                                                    Unrealized
         Amount                       Contract                     Commitment      Market Value      Gain (Loss)
   ----------------------------------------------------------------------------------------------------------------
                      Sell Contracts
        (73,338,730)  Belgium Franc Exp. 3/15/95                  $  (2,268,442)   $  (2,307,524)     $ (39,082)
        (19,133,993)  British Pounds Exp. 3/15/95                   (29,826,143)     (29,962,494)      (136,351)
        (16,862,956)  Canadian Dollar Exp. 3/15/95                  (12,098,931)     (12,021,170)        77,761
           (199,760)  Danish Krone Exp. 3/15/95                         (32,326)         (32,871)          (545)
        (31,078,580)  Deutsche Marks Exp. 3/15/95                   (19,831,425)     (20,118,494)      (287,069)
           (598,701)  Finnish Marka Exp. 3/15/95                       (122,547)        (126,727)        (4,180)
         (1,363,095)  French Francs Exp. 3/15/95                       (254,812)        (255,579)          (767)
         (6,378,953)  Irish Pounds Exp. 3/15/95                      (9,796,732)      (9,858,934)       (62,202)
    (21,883,799,572)  Italian Lira Exp. 1/3/95, and 3/15/95         (13,208,855)     (13,445,588)      (236,733)
     (3,238,251,412)  Japanese Yen Exp. 3/15/95                     (32,615,577)     (32,750,134)      (134,557)
           (585,000)  New Zealand Dollar Exp. 3/15/95                  (371,651)        (372,294)          (643)
       (174,289,527)  Norwegian Krone Exp. 3/15/95                  (25,374,306)     (25,819,502)      (445,196)
     (1,866,784,257)  Spanish Pesetas Exp. 3/15/95                  (14,027,249)     (14,124,910)       (97,661)
        (58,823,346)  Swedish Krona Exp. 3/15/95                     (7,748,070)      (7,894,809)      (146,739)
        (30,663,082)  Swiss Francs Exp. 3/15/95                     (23,090,283)     (23,540,910)      (450,627)
        (48,871,726)  Thailand Baht 3/15/95                          (1,935,438)      (1,947,468)       (12,030)
                                                                ---------------------------------------------------
                      Total sell contracts                         (192,602,787)    (194,579,408)    (1,976,621)
                                                                ---------------------------------------------------
                      Net currencies                              $  34,447,644    $  34,349,081     $  (98,563)
                                                                ===================================================



                           Commodity Forward Contracts

       Number of                                                                                     Unrealized
       Contracts                      Contract                     Commitment      Market Value      Gain (Loss)
   ----------------------------------------------------------------------------------------------------------------
                      Buy Contracts
                  3   Cocoa Str. 1320 - 1375, Exp. 2/10/95 -
                         6/15/95                                   $  8,818,964     $  8,503,859    $  (315,105)
                  1   Gold Str. 391.242, Exp. 1/31/95                 5,350,380        5,376,560         26,180
                  2   Paladium Str. 156.85, Exp. 2/27/95              9,605,627        9,763,852        158,225
                  2   Platinum Str. 416.893, Exp. 4/3/95              5,881,766        5,947,200         65,434
                  1   Rhodium Str. 658.53, Exp. 4/3/95                1,473,132        1,409,355        (63,777)
                                                                ---------------------------------------------------
                      Total commodities                            $ 31,129,869     $ 31,000,826     $ (129,043)
                                                                ===================================================

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)



4. Financial Instruments with Off-Balance Sheet Risk or
   Concentrations of Credit Risk (continued)

The net unrealized loss of $227,606 is reflected as due to brokers-net unrealized loss on foreign currency and commodity forward contracts in the statement of assets, liabilities and partners' capital. The contract amounts of these instruments reflect the Partnership's extent of involvement in the particular class of financial instruments and do not represent the Partnership's risk of loss due to counterparty nonperformance. The Partnership's exposure to credit risk associated with counterparty nonperformance on forward and futures contracts is limited to the unrealized gains inherent in such contracts that are recognized in the Partnership's statement of assets, liabilities and partners' capital. The settlement of these transactions is not expected to have a material effect upon the Partnership's statement of assets, liabilities and partners' capital. The Partnership seeks to reduce its exposure to credit risk associated with counterparty non-performance on options by obtaining collateral where possible.

Options purchased provide for cash settlement and require the payment of a premium in exchange for the right to receive the market movement on the underlying basket of instruments. Risk of loss is limited to premiums paid as reflected in the statement of assets, liabilities and partners' capital.

A summary of open contract or notional amounts (in millions) at December 31, 1994 is as follows:


                                                                 Purchases         Sales
                                                               -------------------------------
       Equity and Future Options                                   $   419         $  1
       Foreign Exchange Options                                      1,186           30
       Commodity Options                                               179
       Bond Options                                                    149



                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)


4. Financial Instruments with Off-Balance Sheet Risk or
   Concentrations of Credit Risk (continued)

The Partnership's principal trading activities are primarily with brokers and other financial institutions with a concentration in North America, Europe and Asia. The Partnership is subject to the risk of restrictions imposed by foreign governments on repatriation of cash and to political or economic uncertainties.

The Fund's assets are primarily held with a trust company.

5. Financial Instruments Held or Issued for Trading Purposes

The Fund maintains positions in a variety of financial instruments. (All positions are reported at market and any changes in market are reflected in loss from investment transactions in the statement of operations and special allocation as they occur.)

The  following   table   summarizes  the  components  of  loss  from  investment
transactions, and includes the classes of financial instruments included in each category:


                                                                                          Net Gains
                                                                                           (Losses)
                                                                                            for 1994
                                                                                   ------------------------
     Foreign Exchange activities (including foreign exchange forwards and options)
                                                                                         $  (66,236,203)
     Fixed Income activities (including bonds, options on fixed income and other
       options)                                                                             (36,270,315)
     Equity activities (including equity shares, options, futures
       on stock indexes and options on stock indexes)                                       (17,093,114)
     Commodity activities (including price swaps, forwards and options)
                                                                                             13,174,680
     U.S. Dollar activities (including Bills, bonds and futures)                                 35,613
                                                                                   ------------------------
     Loss from investment transactions                                                    $(106,389,339)
                                                                                   ========================


                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)



5. Financial Instruments Held or Issued for Trading Purposes (continued)

The amounts  disclosed  below represent the year-end market values of derivative
financial   instruments  and  the  average  values  during  the  year  of  those instruments.


                                                               Market Value at      Average Market Value
                                                              December 31, 1994           for 1994
                                                           ------------------------------------------------
     Assets:
       Foreign Exchange                                            $ 75,891,026            $ 48,844,760
       Equities                                                      28,560,483              24,628,048
       Commodities                                                    8,071,465              29,491,664
       Fixed income                                                           -              37,226,751

     Liabilities:
       Foreign Exchange                                              (4,556,516)             (2,677,134)
       Equities                                                         (48,516)               (421,975)
       Fixed income                                                           -                (479,320)


6. Short-term Borrowings

The Partnership has short-term borrowings that are collateralized by securities held by a Trust Company. The borrowings bear interest at fluctuating rates primarily based on brokers' call and federal funds for U.S. dollar denominated borrowings, and varying currency specific London Interbank Offered Rates for foreign currency denominated borrowings.

At December 31, 1994, the Partnership had approximately $2,500,000 of unused lines of credit, which provide for additional short-term borrowings at the interest rates discussed above.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)



7. Selected Financial Ratios

The following represent the ratios to average net assets for the period:


                                                                                       March 1, 1992
                                                                                       (Commencement
                                                                                      of Operations)
                                                   Year ended December 31             to December 31,
                                                   1994              1993                  1992
                                             --------------------------------------------------------------
     Investment loss                               (1.35)%           (1.06)%               (1.68)%
     Operating expenses                             1.09              1.24                  1.00
     Interest and dividends on securities
        sold, not yet purchased
                                                    1.80              1.45                  2.53
     Total expenses                                 2.89              2.69                  3.53
     Portfolio turnover                           289.85            203.56                216.17
     Total return*                                (18.90)            70.67                  5.93


     * Total return assumes a purchase of a Partnership interest on the first day and a sale of the Partnership interest on the last day of the periods noted.

8. Subsequent Events

Effective   January   1,  1995,  the  Partnership  repurchased  limited  partner interests of approximately  $76,025,000 as part of a tender offer.

                             Panther Partners, L.P.
                             (a limited partnership)

                        Schedule of Portfolio Investments

                                December 31, 1994


      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Common Stocks-87.7%
                    Advertising-0.14%
                    Foreign:
            300,900    Saatchi & Saatchi Co PLC 25p Ord.                                     $  702,237
                                                                                   ------------------------
                                                                                                702,237
                                                                                   ------------------------
                    Automotive-0.97%
                    Domestic:
             38,930    Chrysler Corp.                                                         1,907,570
            222,700    Integon                                                                2,922,938
                                                                                   ------------------------
                                                                                              4,830,508
                                                                                   ------------------------
                    Brokerage-0.08%
                    Domestic:
             25,658    Bear Stearns Cos.                                                        394,492
                                                                                   ------------------------
                                                                                                394,492
                                                                                   ------------------------
                    Capital Goods-2.25%
                    Domestic:
            352,000    Shaw Industries                                                        5,236,000
                    Foreign:
             91,000    Aker A/S Frie "A" Shs.                                                 1,084,055
            528,289    Bona Shipholding Ord. "144a"                                           4,886,673
                                                                                   ------------------------
                                                                                             11,206,728
                                                                                   ------------------------
                    Chemical-3.10%
                    Domestic:
             90,000    Hercules Inc.                                                         10,383,750
                    Foreign:
            380,300    Methanex Corp. Can Co.                                                 4,943,900
             38,000    Thai Petrochemical Ind. Public Co. "144a"                                 83,617
                                                                                   ------------------------
                                                                                             15,411,267
                                                                                   ------------------------
                    Communications/Cable-8.06%
                    Domestic:
             37,600    Adelphia Communications - Class A                                        324,300
            100,800    Airtouch Communications                                                2,935,800
             10,000    Viacom Inc.                                                              407,500


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994


      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Common Stocks-87.7% (continued)
                    Foreign:
             30,523    Korea Mobile Telecom                                                $ 21,626,266
            110,800    Advanced Info Service                                                  1,536,497
            484,000    Rogers Communications Inc. - Class B                                   6,431,578
              3,000    Telephone Company Of Brazil ADR                                          134,397
             19,250    Veba Ag -  Ord.                                                        6,712,515
                                                                                   ------------------------
                                                                                             40,108,853
                                                                                   ------------------------

                    Construction-0.63%
                    Domestic:
             23,100    U.S. Home Corp.                                                          372,488
                    Foreign:
            171,000    Sumitomo Forestry                                                      2,743,957
                                                                                   ------------------------
                                                                                              3,116,445
                                                                                   ------------------------
                    Conglomerate-1.25%
                    Foreign:
          2,321,900    Lonrho PLC                                                             5,527,924
            166,000    Hutchison Whompoa                                                        671,552
                                                                                   ------------------------
                                                                                              6,199,476
                                                                                   ------------------------
                    Consumer Products-6.32%
                    Domestic:
            415,100    Mattel Inc.                                                           10,429,388
             50,670    PCA International                                                        525,701
                    Foreign:
            452,800    Astra Ab Shares A-F                                                   11,708,137
             20,150    Bic Corp.                                                              2,533,855
             73,250    Orkfla A/S - Frie B-Aksjer                                             2,601,554
             21,800    Orkfla A/S NOK 25 Ords.                                                  796,833
             22,000    Takeda Chemical Industry                                                 266,974
          2,900,900    Waterford Wedgewood Stock                                              2,577,921
                                                                                   ------------------------
                                                                                             31,440,363
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Common Stocks-87.7% (continued)
                    Electronics/Computer-7.56%
                    Domestic:
             79,300    Applied Materials                                                    $ 3,350,425
             17,000    Autotote Corp - Class A                                                  193,375
             10,000    Conner Peripherals                                                        95,000
            191,300    Information Resources Services                                         2,630,375
            381,795    Mark IV Industries Inc.                                                7,540,451
             60,800    Maxim Integrated Products                                              2,128,000
              3,800    Microsoft Corp.                                                          232,275
             92,900    Spectrum Holobyte Inc.                                                 1,254,150
            152,100    Tech Data Corp.                                                        2,585,700
             35,900    Wave Systems Corp. - Class A                                             107,700
                    Foreign:
             66,000    Advantest Corp.                                                        2,230,669
             37,400    ISG Technologies Inc.                                                    180,116
             17,500    Keyence Corporation                                                    1,983,251
             99,400    Murata Manufacturing                                                   3,838,030
             62,000    Omron Corp.                                                            1,144,118
                400    Riso Kagaku Corporation                                                   34,661
             58,000    Rohm Company                                                           2,454,719
             16,900    Samsung Electronics                                                    2,336,504
            105,000    Tokyo Electron Ltd.                                                    3,264,467
                                                                                   ------------------------
                                                                                             37,583,986
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------

                    Common Stocks-87.7% (continued)
                    Financial Institutions-22.95%
                    Domestic:
             75,100    Anchor Bancorp Inc.                                                 $  1,013,850
            280,800    Bank Of Boston Corp.                                                   7,265,700
            148,700    Citicorp                                                               6,152,463
            479,812    Countrywide Credit Industries                                          6,237,556
             85,800    Delphi Financial Group                                                 1,587,300
             11,700    Dime Bancorp Inc.                                                         90,675
            128,874    Equitable Companies                                                    2,335,841
             34,700    Federal National Mtg. Assn.                                            2,528,763
             70,420    First Federal Financial Corp.                                            889,053
             54,900    First Financial Fund Inc.                                                699,975
             55,084    First Republic Bankcorp                                                  619,695
            114,600    GP Financial Corp.                                                     2,363,625
            336,300    Household International Inc.                                          12,485,138
             70,800    Sei Corp.                                                              1,221,300
             67,400    Vest Insurance Group Inc.                                              1,920,900
             10,830    Wells Fargo & Co.                                                      1,570,350
                    Foreign:
            358,000    Banco Colombia Global Depository Shares                                3,293,600
            185,390    Banco Santander                                                        7,102,741
              1,500    Banco Santander ADR                                                       57,375
              3,574    BBC Brown Boveriag Ltd.-Bearer Holding Cos.                            3,078,727
             71,850    BCO Espanol De Credit Banesto Shs. (Reg S)                               480,639
             16,400    Investor Ab "B" Free                                                     408,598
             85,200    Jardine Matheson                                                         608,414
            514,000    JCG Holdings Ltd. HKD .10 Ords.                                          367,048
             37,400    Nichiei Co., Ltd.                                                      2,400,562
            217,300    Partnerre Holdings Ltd.                                                4,508,975
          2,261,046    Royal Bank Of Scotland                                                13,953,417
             29,929    Swiss Reinsurance Swiss Reg Shares CHF20                              18,049,363
          1,407,692    Uni Storebrand Ord. Class "A"                                          4,394,155
          2,099,219    Uni Storebrand Free                                                    6,492,590
                                                                                   ------------------------
                                                                                            114,178,388
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------

                    Common Stocks-87.7% (continued)
                    Food-Retail-2.2%
                    Domestic:
            305,700    Brinker International Inc.                                           $ 5,540,813
            141,600    Penn Traffic Co.                                                       5,380,800
                                                                                   ------------------------
                                                                                             10,921,613
                                                                                   ------------------------
                    General Retail-6.20%
                    Domestic:
            364,300    Autozone Inc.                                                          8,834,275
             18,300    Dayton-Hudson Corp.                                                    1,294,725
             19,965    Home Depot                                                               918,390
            235,740    Kohls Corp.                                                            9,370,665
             86,900    United Retail Group Inc.                                                 684,338
             30,600    Xebio Co., Ltd.                                                        1,209,147
                    Foreign:
             81,000    Bandai Co., Ltd.                                                       3,452,512
            155,800    Cifra S.A. Series B                                                      321,775
          5,710,000    Giordano Holdings Ltd. HKD.10 Ord.                                     3,302,604
            140,000    Toho Store                                                             1,432,153
                                                                                   ------------------------
                                                                                             30,820,584
                                                                                   ------------------------

                    Healthcare-2.3%
                    Domestic:
             88,000    Charter Medical                                                        1,892,000
            265,890    Coram Health Corp.                                                     4,387,185
            116,000    Cytel Corp.                                                              362,500
             12,900    Glaxo PLC Sponsored ADR                                                  262,838
             20,165    Immunogen                                                                 42,851
            152,300    Life Re Corp.                                                          2,684,288
             42,500    Vivus Inc.                                                               648,125
                    Foreign:
             30,000    Misumi Corporation                                                     1,164,377
                                                                                   ------------------------
                                                                                             11,444,164
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Common Stocks-87.7% (continued)
                    Hotel and Gaming Tourism-7.15%
                    Domestic:
             28,200    Carnival Corp.                                                        $  599,250
            491,825    Gtech Holdings Corporation                                            10,020,934
            171,700    Norwest Corp.                                                          4,013,488
            674,900    Promus Cos. Inc.                                                      20,921,900
                                                                                   ------------------------
                                                                                             35,555,572
                                                                                   ------------------------
                    Media-0.05%
                    Foreign:
            123,200    Mirror Group PLC                                                         250,859
                                                                                   ------------------------
                                                                                                250,859
                                                                                   ------------------------
                    Metal/Mine-2.2%
                    Domestic:
             40,300    Aluminum Co. of America                                                3,490,988
             45,900    Gold Reserve Corp.                                                       387,998
             16,700    Potash Corp Of Saskatchewan Inc.                                         567,800
             12,668    Proler Intl. Corp.                                                        79,175
                    Foreign:
            133,900    Impala Platinum Holdings ADR                                           3,296,406
            110,000    Maanashan Iron & Steel                                                    23,174
             92,900    Rustenburg Platinum Holdings ADR                                       2,561,497
              4,410    Young Poong                                                              517,409
                                                                                   ------------------------
                                                                                             10,924,447
                                                                                   ------------------------
                    Oil And Gas-2.97%
                    Domestic:
            213,700    Noble                                                                  5,289,075
                    Foreign:
            175,700    Lasmo PLC                                                                407,294
             35,600    Petroleum Geo                                                            663,050
             57,308    Petroleum Geo-Services A/S NOK 5 Ord.                                  1,043,120
            500,640    Transocean NOK 5 Ord.                                                  4,185,891
            574,294    Wilrig                                                                 3,186,981
                                                                                   ------------------------
                                                                                             14,775,411
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Common Stocks-87.7% (continued)
                    Paper and Packaging-5.57%
                    Domestic:
             27,000    Scott Paper Co.                                                      $ 1,866,375
             96,500    Sealed Air Corp.                                                       3,498,125
                    Foreign:
            217,300    Abitibi Price Inc.                                                     2,960,713
              2,782    Compagnie Generale                                                       609,996
          3,188,540    Jefferson Smurfit Group PLC                                           18,528,861
              2,640    Keum Kang Co. Ltd. KRW 5000 Ord.                                         249,635
                                                                                   ------------------------
                                                                                             27,713,705
                                                                                   ------------------------
                    Real Estate-1.17%
                    Domestic:
              7,400    AMLI Residential Properties                                              138,750
              7,900    Crescent Real Estate Equities Inc.                                       214,288
             11,100    Evams Withycombre Residential                                            233,100
             11,300    Irvine Apartment Communities                                             185,038
             11,400    Paragon Group Inc.                                                       216,600
             27,000    Prime Residential                                                        428,625
             41,300    Prime Retail Cum. Part. Pref. Stk 8.5%                                   784,700
             79,490    Resource Bancshares Mortgage Group Inc.                                  834,645
             51,100    Saul Centers                                                             753,725
            122,100    Tucker Properties                                                      1,556,775
              8,800    Wellsford Residential Property                                           184,800
                    Foreign:
             77,000    Cheung Kong (Holdings) HKD .50 Ord.                                      313,494
                                                                                   ------------------------
                                                                                              5,844,540
                                                                                   ------------------------
                    Restaurants-0.4%
                    Domestic:
             76,100    Cooker Restaurant Corp.                                                  456,600
             56,450    Sonic Corp.                                                            1,143,113
                    Foreign:
             21,000    Aiya Co., Ltd.                                                           389,630
                                                                                   ------------------------
                                                                                              1,989,343
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Common Stocks-87.7% (continued)
                    Transportation-3.4%
                    Domestic:
            132,050    Airborne Freight Corp.                                              $  2,707,025
              2,500    Alaska Air Group Inc.                                                     37,500
            121,600    Xtra Corp.                                                             5,472,000
                    Foreign:
             72,900    Bergesen D.Y. A-Aksjer Ord                                             1,780,022
              8,300    Bergesen D.Y. B-Aksjer Ord.                                              201,435
            213,480    Brambles Industries Ltd.                                               2,038,570
            135,000    First Olsen Tankers Ltd.                                                 978,912
            315,900    Frontline "Free"                                                         893,406
            190,123    Helikopter Service AS                                                  2,194,539
            116,840    Western Bulk Shipping AS                                                 622,455
                                                                                   ------------------------
                                                                                             16,925,864
                                                                                   ------------------------
                    Utilities Power Plant-0.78%
                    Foreign:
            317,800    Eastern Group PLC                                                      3,867,674
                                                                                   ------------------------
                                                                                              3,867,674
                                                                                   ------------------------
                    Total Common Stocks (Cost $402,849,266)                                $436,206,519
                                                                                   ========================

                    Preferred Stocks-0.24%
                    Domestic:
                700    Dime Savings Bank Preferred Stock                                   $    689,500
                    Foreign:
            340,999    Uni Storebrand Preferred Stock                                           534,900
                                                                                   ------------------------
                    Total Preferred Stocks (Cost $1,197,828)                               $  1,224,400
                                                                                   ========================

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

       Face
      Amount                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Bonds and Loans -2.03%

                    Domestic:
             98,000    Clevite Bond 12.375% Due 6/30/2001                                   $    24,500
          3,803,000    Harrah's Jazz Finance 14.25% Due 11/15/2001                            3,983,643
                    Foreign: (Face Amount denominated in Foreign Currency)

             98,000    Ecuador Int Equalization Bond Due 12/21/04                                67,620
            800,000    Ecuador MTB Due 11/31/96                                                 400,000
            800,000    Ecuador New Money                                                        320,000
          7,447,100    Equadorian Gov't Bond 4.9375% Due 11/28/96                             2,894,340
            400,000    Panamanian Gov't Loan USD Due 9/30/97                                    211,000
            850,000    Peru Chase Petrocoans Due 1/31/99                                        452,625
          3,200,000    Peru Gov't Citi Bond Due 7/6/95                                        1,768,000
                                                                                   ------------------------
                    Total Bonds (Cost $10,133,828)                                          $10,121,728
                                                                                   ========================
Contracts
----------
                    Options-22.62%
                    Calls-8.59%
                    Domestic:
              6,665    Aluminum Calls Str. 1450, Exp. 1/16/95                               $ 3,370,557
             22,300    Borden Chemical and Plastics Indexed Note, Exp. 12/22/95                 130,146
             17,200    Borden Chemical and Plastics Indexed Note, Exp. 12/19/95                 108,317
             74,503    Gold Calls Str. 380-390, Exp. 1/16/95                                    489,195
             42,194    Platinum Calls Str.  370-425, Exp. 1/10/95                             1,750,504
             11,832    Zinc Calls Str. 950, Exp. 1/16/95                                      2,201,107
                    Foreign:
                113    Singapore Press Holdings Calls Str. 16.3-16.6466, Exp.                 1,287,440
                         11/22/95-12/11/95
                  4    U.S. Dollar Calls/Japanese Yen Puts Str. 94-100, Exp.                 32,166,794
                         1/18/95--12/18/95
                  1    U.S. Dollar Call/Spanish Peseta Put Str. 125, Exp. 1/18/95             1,210,373
                                                                                   ------------------------
                                                                                             42,714,433
                                                                                   ------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994

     Contracts                           Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Puts-14.03%
                    Domestic:
                  1    Equity Basket Put, Exp. 1/3/95                                      $  5,607,506
                  1    Commodity Basket Put, Exp.  5/10/95                                      260,101
                    Foreign:
              2,000    Equity Basket, Exp. 12/30/95                                           4,645,140
              2,000    Equity Basket, Exp. 12/30/95                                           2,629,180
              2,000    Global Macro Index, Exp. 12/20/95                                     14,631,300
              2,000    Global Index Str. 348.7719, Exp. 12/20/95                              4,196,440
              2,000    Global Index Str. 374.1478, Exp. 12/20/95                              4,682,720
              2,000    Global Index Str. 378.1951, Exp. 12/20/95                              3,658,400
                  1     Japanese Basket Put, Exp. 1/18/95                                     1,615,194
                  1    U.S. Dollar Put/Malaysian Ringgit Call Str. 2.8,                       6,035,977
                         Exp. 1/6/95
                  1    U.S. Dollar Put/Norwegian Krone Call Str. 7.25,                        5,551,615
                         Exp. 1/18/95
                  1    U.S. Dollar Put/New Zealand Dollar Call Str.                           8,565,670
                         .595, Exp. 1/18/95
                  1    U.S. Dollar Put/Singapore Dollar Call Str. 1.55,                       7,729,297
                         Exp. 1/18/95
                                                                                   ------------------------
                                                                                             69,808,540
                                                                                   ------------------------
                    Total Options (Cost $113,199,726)                                      $112,522,973
                                                                                   ========================
 Face Amount
------------
                    Short-Term Investments-.26%
          1,300,000 U.S. T-Bill Due 1/19/95                                                $  1,278,901
                                                                                   ------------------------
                    Total Short-Term Investments (Cost $1,282,983)                         $  1,278,901
                                                                                   ========================

                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (Continued)

                                December 31, 1994


      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Other Investments-5.01%
                    Funds-4.84%
                    Domestic:
             39,000    Framlington Russian Investment Fund                                 $    381,420
             70,400    Korea Fund Inc.                                                        1,601,600
             56,200    Pakistan Investment Fund                                                 505,800
                       Foreign:
            156,700    India Magnum Fund Class "A"                                            8,931,900
            120,600    India Magnum Fund Class "B"                                            6,874,200
            233,265    Korea Magnum Trust                                                     5,315,921
             39,200    Maritime Investment Fund Ltd. Ord. "144a"                                443,452
                                                                                   ------------------------
                                                                                             24,054,293
                                                                                   ------------------------
                    Rights and Warrants-0.17%
                    Domestic:
             54,705    Glendale Federal Bank Wts., Exp. 8/26/00                                 136,763
             18,850    Gold Reserve Corp.                                                       103,207
            180,000    Viacom Inc. Variable Common "Special Wts."                               239,400
                    Foreign:
            657,922    Cia Cervejaria Brahma Prfd. Wts., Exp. 9/30/96                            17,093
             51,323    Cia Cervejaria Brahma Wts., Conv. Ord., Exp.9/30/96                        1,574
             38,330    Swiss Reinsurance "B" Wts., Exp. 6/30/95                                 351,561
                                                                                   ------------------------
                                                                                                849,598
                                                                                   ------------------------
                    Total Other Investments (Cost $19,090,682)                             $ 24,903,891
                                                                                   ========================

                    Total Investments (Cost $547,754,313)- 117.86%                         $586,258,412
                    Liabilities, Less Other Assets- 17.86%                                  (88,845,266)
                                                                                   ------------------------
                    Net Assets-100%                                                        $497,413,146
                                                                                   ========================



                             Panther Partners, L.P.
                             (a limited partnership)

                 Schedule of Securities Sold, Not Yet Purchased

                                December 31, 1994



      Shares                             Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Short Securities
                    Common Stocks
                    Domestic:
           (18,000)    Advanced Promotion Tech Inc.                                         $   (76,500)
           (30,000)    Alaska Air Group Inc.                                                   (450,000)
           (41,400)    Callaway Golf Co.                                                     (1,371,375)
            (2,300)    Cobra Golf                                                               (82,225)
              (800)    Coventry Corporation                                                     (19,600)
          (580,100)    Grupo Industrial Maseca-B                                               (634,558)

                    Foreign:
           (13,000)    Asahi Breweries-JPY Ord.                                                (143,416)
           (36,000)    Hosiden Electronics                                                     (772,641)
            (3,900)    Koei Co., Ltd.                                                          (135,332)
            (9,600)    Namco                                                                   (250,326)
          (504,000)    Qingling Motors Company Ltd.                                            (156,340)
            (4,000)    Sapporo Brewery                                                          (37,950)
          (652,000)    Shanghai Petrochemical Co.                                              (185,395)
          (161,980)    Sime Darby Berhad                                                       (371,310)
              (800)    Takasago Thermal Engineering Co.                                         (12,195)
              (300)    Telekom Malaysia                                                          (2,034)
           (42,600)    Telephone Company Of Brazil ADR                                       (1,908,440)
          (261,137)    Tenaga Nasional                                                       (1,033,497)
           (56,300)    Tsingtao Brewery Co. Ltd.                                                (30,926)
          (840,000)    Yizheng Chemical Fibre Co.                                              (312,136)
                                                                                   ------------------------
                    Total Short Common Stock
                       (Proceeds $8,913,884)                                               $ (7,986,196)
                                                                                   ========================

                             Panther Partners, L.P.
                             (a limited partnership)

           Schedule of Securities Sold, Not Yet Purchased (continued)

                                December 31, 1994


     Contracts                           Security Description                               Value
-----------------------------------------------------------------------------------------------------------
                    Options
                    Calls
                    Foreign:
           (44,000)    Uni Storebrand Call Str. 15, Exp. 5/10/99                           $    (48,517)

                    Puts
                    Foreign:
                (1)    U.S. Dollar Put /Japanese Yen Call Spread Str. 92/85, Exp.            (4,556,515)
                         9/13/95
                                                                                   ------------------------

                    Total Options (Proceeds $6,572,896)                                    $ (4,605,032)
                                                                                   ========================

                    Total Short Securities (Proceeds $15,486,780)                          $(12,591,228)
                                                                                   ========================

                   Affirmation of the Commodity Pool Operator


IN WITNESS WHEREOF, the undersigned has made and signed this document as of the 24th day of February, 1995, and affirms that to the best of his knowledge and belief, the information contained in this document is accurate and complete.

                                   PANTHER MANAGEMENT COMPANY, L.P.
                                    Corporate General Partner and Commodity Pool
                                    Operator of Panther Partners, L.P.

                                     By: PANTHER MANAGEMENT CORPORATION
                                         Sole General Partner


                                     By: /s/ NOLAN ALTMAN
                                        ---------------------------
                                         Nolan Altman
                                         Chief Financial Officer

                             PANTHER PARTNERS, L.P.





-------------------------------------------------------------------------------


                                  Annual Report

                                       and

                              Financial Statements

                               For the Year Ended
                               31st December, 1993



--------------------------------------------------------------------------------

                This report has been prepared for the information
                of partners of Panther Partners, L.P. and is not
              authorized for distribution to prospective investors
                  unless preceded or accompanied by the current
             Private Placement Memorandum of Panther Partners, L.P.


            A claim of exemption under Regulation 'SS'.4.12(b)(2)(iii)
                has been filed with the Commodity Futures Trading
                      Commission for Panther Partners, L.P.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------
Individual General Partners

         *H. Winston Holt, IV
                  Vice President - Marketing
                  Panther Management Company, L.P.

         William Laverack, Jr.
                  Managing Director,
                  Gleacher & Co. Inc.

         Dr. George H. Pollock
                  Professor of Psychiatry and Behavioral Sciences
                  Northwestern University Medical School

         *Steven C. Olson
                  Treasurer
                  Panther Management Company, L.P.

         John A. Stout
                  Managing Director
                  Pointer Management Company

Corporate General Partner

         Panther Management Company, L.P.
         101 Park Avenue
         New York, New York  10178
         (212) 984-2500








----------------------------

* Affiliated with Panther Management Company, L.P., the Corporate General Partner of Panther Partners, L.P.

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

Panther Partners, L.P. (the "Fund") is a closed-end, non-diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 1, 1992. Interests in the Fund have been offered to eligible investors in private placements and are subject to restrictions on transfer.

The Fund's investment objective is to maximize total return primarily through investing and trading in securities of both U.S. and foreign issuers. The Fund uses its capital primarily to (i) purchase equity and debt securities (some of which may be of a speculative nature or which at the time of their acquisition may be restricted as to their transferability or disposition thereof), (ii) sell securities short, (iii) purchase and sell commodity futures contracts and commodity options contracts for hedging purposes and other purposes that are incidental to its securities investing and trading activities, and purchase and sell currency forward contracts and (iv) purchase and sell options contracts, including put and call options written by the Fund or by others and "synthetic" options, on securities, stock market indices and foreign currencies. The Fund may borrow money from brokerage firms and banks to enable it to buy securities.

Ultimate responsibility over the affairs of the Fund is vested in five individual general partners (the "Individual General Partners"), who exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. Investment advisory services are provided to the Fund by Panther Management Corporation, which is also responsible for the day-to-day management and administration of the Fund.

Panther Management Company, L.P. (the "Corporate General Partner") receives from the Fund monthly advisory fees at an annual rate equal to one and one-half percent of the first $10,000,000 of the Fund's net assets, one percent of the next $10,000,000 of the Fund's net assets and three quarters of one percent of the Fund's net assets in excess of $20,000,000.

So long as the Corporate General Partner provides advisory services to the Fund, at the end of the initial twelve month period during which a limited partner will have been a partner of the Fund, and generally at the end of each fiscal year thereafter, a performance allocation of 15 percent of the net profit which has been credited to the capital account of such limited partner during such period shall be transferred from such limited partner's capital account to the capital account of the Corporate General Partner. The performance allocation is charged to any limited partner only to the extent that cumulative net profit with respect to such limited partner through the close of any period exceeds the highest level of cumulative net profits with respect to such limited partner through the close of any prior period. The Corporate General Partner has notified the limited partners of the Fund that it has waived such performance allocations for fiscal years 1992, 1993 and 1994, but only with respect to capital invested in the Fund as of July 1, 1992.

The Fund bears all expenses incurred for or in connection with portfolio transactions, including brokerage commissions, custodial fees, withholding and transfer taxes, governmental fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short and research fees including costs of news services, quotation equipment and related hardware and software, as well as legal fees, organization and registration expenses, expenses of meetings of partners of the Fund or any other expenses as may be approved from time to time by the Individual General Partners.

The Corporate General Partner bears certain direct and indirect costs of the Fund's operations, including expenses incurred for the Fund for office space, support services and telecommunications, accounting fees and expenses of meetings of the Individual General Partners. The Corporate General Partner may receive certain services including hardware, software, data bases and other news, technical and telecommunications services and equipment utilized in the investment management process from brokers selected by the Corporate General Partner to execute portfolio transactions for the Fund.

--------------------------------------------------------------------------------
                           1993 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

The net performance for the Fund for the 1993 calendar year was up 70.7% compared to the 10.1% return for the S&P 500 for the same period. The Fund's performance was derived from non-equity investments and global stock markets.

--------------------------------------------------------------------------------
                         DISTRIBUTION REINVESTMENT PLAN
--------------------------------------------------------------------------------

After the end of each fiscal year, each partner of the Fund is entitled to receive a distribution equal to the entire amount of net profit (including unrealized appreciation) allocated and credited to such partner's capital account during such fiscal year (reduced ratably to the extent the Fund deems advisable in order to preserve funds for the efficient operation of the Fund). Each partner is entitled to make an election by written notice at the time of such partner's initial subscription whether to reinvest such distributions or to receive such distributions. Distributions will not be reinvested in the Fund automatically. Any election made by a partner to reinvest distributions may be changed with respect to future years by such partner upon written notice to the Corporate General Partner more than 30 days prior to the end of any such year. Any partner which by proper written notice to the Corporate General Partner cancels an election to reinvest distributions will thereafter receive distributions as set forth below. The Fund may determine to permit reinvestment by each partner of a portion of distributions and if so will provide to partners the opportunity to make an appropriate reinvestment election. Profit reinvested by any partner will not be distributable in subsequent years. In the discretion of the Corporate General Partner, distributions may be paid in part or in whole in cash or securities of equivalent value. At least 90 percent of any distribution will be made within 90 days after the end of such fiscal year and the balance of such distribution will be made within 120 days after the end of such fiscal year.

Participation in the distribution reinvestment plan will not affect the U.S. federal income tax consequences to each partner of an investment in the Fund, which is described in the Private Placement Memorandum of the Fund, but partners which elect to reinvest distributions should be aware that they will not receive in cash or securities of equivalent value economic profits for each year even if they incur U.S. federal income taxes on items of net income and realized gain in such year. There are no fees, commissions or expenses chargeable to partners in connection with reinvestment of distributions.

                              Financial Statements


                             Panther Partners, L.P.
                             (a limited partnership)

                          Year ended December 31, 1993
                       with Report of Independent Auditors

                             Panther Partners, L.P.
                             (a limited partnership)

                              Financial Statements

                          Year ended December 31, 1993




                                    Contents

Report of Independent Auditors ............................................    1

Statement of Assets, Liabilities and Partners' Capital ....................    2
Statement of Operations and Special Allocation ............................    3
Statement of Changes in Partners' Capital--Net Assets .....................    4
Statement of Cash Flows ...................................................    5
Notes to Financial Statements .............................................    6
Schedule of Portfolio Investments .........................................   12
Schedule of Securities Sold, Not Yet Purchased ............................   25
Affirmation of the Commodity Pool Operator ................................   27


                         Report of Independent Auditors

To the Partners of
Panther Partners, L.P.

We have audited the accompanying statement of assets, liabilities and partners' capital of Panther Partners, L.P., including the schedules of portfolio investments and securities sold, not yet purchased as of December 31, 1993, and the related statements of operations and special allocation and cash flows for the year then ended and statements of changes in partners' capital--net assets, and the selected financial ratios for the periods indicated. These financial statements and selected financial ratios are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and selected financial ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1993 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the selected financial ratios referred to above present fairly, in all material respects, the financial position of Panther Partners, L.P. at December 31, 1993, the results of its operations and special allocation and cash flows for the year then ended and changes in partners' capital--net assets, and the selected financial ratios for the indicated periods, in conformity with generally accepted accounting principles.

ERNST & YOUNG


February 21, 1994

                             Panther Partners, L.P.
                             (a limited partnership)

             Statement of Assets, Liabilities and Partners' Capital

                                December 31, 1993

Assets
Investments in securities--at market (cost--$561,055,794)        $  686,394,805
Organizational costs (net of accumulated amortization
   of $275,524)                                                         475,905
Other assets                                                          3,791,536
                                                                 --------------
Total assets                                                        690,662,246
                                                                 --------------

Liabilities
Collateral payable                                                   28,343,830
Securities sold, not yet purchased--at market
   (proceeds of sales--$3,518,459)                                    3,709,846
Due to brokers                                                      153,766,486
Other liabilities                                                     1,528,084
                                                                 --------------
Total liabilities                                                   187,348,246
                                                                 --------------
Partners' capital--net assets                                    $  503,314,000
                                                                 ==============

Partners' capital--Net Assets
Represented by:
   Capital contributions, (net of syndication costs of
     $150,000 in 1992)                                           $  331,725,000
   Capital withdrawals                                              (13,457,086)
   Accumulated net investment loss                                   (6,470,310)
   Accumulated net realized gain on investments                      66,416,534
   Unrealized appreciation on investments                           125,099,862
                                                                 --------------
                                                                 $  503,314,000
                                                                 ==============



See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

                 Statement of Operations and Special Allocation

                          Year ended December 31, 1993

Income from investment transactions Net realized gain on:
   Investment securities                                                                $     67,379,126
   Foreign currency contracts                                                                  3,880,936
                                                                                     ----------------------
                                                                                              71,260,062
                                                                                     ----------------------
Unrealized appreciation on investments:
   Beginning of year                                                                          21,578,441
   End of year                                                                               125,099,862
                                                                                     ----------------------
Net increase in unrealized appreciation                                                      103,521,421
                                                                                     ----------------------
Income from investment transactions                                                          174,781,483
                                                                                     ----------------------

Investment loss
Income:
   Dividends                                                                                   4,641,534
   Interest                                                                                      213,387
                                                                                     ----------------------
                                                                                               4,854,921
                                                                                     ----------------------
Expenses:
   Interest                                                                                    4,281,283
   Management fees                                                                             2,292,539
   Transaction fees                                                                              428,055
   Taxes withheld on foreign dividends                                                           375,103
   Legal fees                                                                                    280,752
   Amortization of organizational costs                                                          150,285
   Individual General Partners' fees and expenses                                                 79,371
   Dividends on securities sold, not yet purchased                                                39,436
   Miscellaneous                                                                                 103,717
                                                                                     ----------------------
Total expenses                                                                                 8,030,541
                                                                                     ----------------------
Investment loss--net                                                                           (3,175,620)
                                                                                     ----------------------

Net increase in net assets resulting from operations                                          171,605,863
Less allocation of net increase in net assets resulting from operations:
   Special allocation to General Partner (Note 2)                                                      -
                                                                                     ----------------------
Net increase in net assets resulting from operations available for pro-rata
   distributions to all partners (Note 2)                                               $    171,605,863
                                                                                     ======================


See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)


              Statement of Changes in Partners' Capital--Net Assets

                                                                                     General             Limited
                                                                   Total             Partner            Partners
                                                            -----------------------------------------------------------
March 31, 1992 (commencement of
    operations) to December 31, 1992:
     Capital contributions (net of
       syndication costs of $150,000)                          $ 206,725,000         $ 3,697,027      $ 203,027,973
     Investment loss--net                  $  (3,294,690)
     Net realized loss on investments         (4,843,528)
     Change in unrealized appreciation
       on investments                         21,578,441
                                        --------------------
Net increase in net assets resulting
   from operations                            13,440,223

Less allocation of net increase in net
    assets resulting from operations:
     Special allocation to General
       Partner (Note 2)                                -
                                        --------------------
     Net increase in net assets
       resulting from operations
       available for pro-rata
       distribution to all partners                               13,440,223             219,343         13,220,880
       (Note 2)
                                                            -----------------------------------------------------------
Total partners' capital--net assets at
   December 31, 1992                                             220,165,223           3,916,370        216,248,853

Year ended December 31, 1993:
   Capital contributions                                         125,000,000                   -        125,000,000
   Capital withdrawals                                           (13,457,086)                  -        (13,457,086)
   Investment loss--net                       (3,175,620)
   Net realized gain on investments           71,260,062
   Change in unrealized appreciation
     on investments                          103,521,421
                                        --------------------
Net increase in net assets resulting
   from operations                           171,605,863

Less allocation of net increase in net
    assets resulting from operations:
     Special allocation to General
       Partner (Note 2)                                -
                                        --------------------
     Net increase in net assets
       resulting from operations
       available for pro-rata
       distribution to all partners                              171,605,863           2,767,726        168,838,137
       (Note 2)
                                                            -----------------------------------------------------------
Total partners' capital--net assets at
   December 31, 1993                                           $ 503,314,000         $ 6,684,096      $ 496,629,904
                                                            ===========================================================


See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

                             Statement of Cash Flows

                          Year ended December 31, 1993

Cash flows from operating activities
Net increase in net assets resulting from operations              $ 171,605,863
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
     Amortization                                                       150,285
     (Increase) decrease in:
       Investments in securities                                   (387,450,057)
       Due from brokers                                               3,363,586
       Other assets                                                  (3,363,406)
     Increase (decrease) in:
       Short-term borrowings                                        (22,091,640)
       Collateral payable                                            28,343,830
       Securities sold, not yet purchased                             1,986,870
       Due to brokers                                                94,884,659
       Other liabilities                                              1,027,096
                                                                 --------------
Net cash used in operating activities                              (111,542,914)

Cash flows from financing activities
Capital contributions                                               125,000,000
Capital withdrawals                                                 (13,457,086)
                                                                 --------------
Net cash provided by financing activities                           111,542,914

Increase in cash                                                           -
Cash at beginning of the year                                              -
                                                                 --------------
Cash at end of the year                                          $         -
                                                                 ==============

Supplemental disclosure of cash flow information
Cash paid during the year for:
   Interest                                                      $    4,105,216
                                                                 ==============



See notes to financial statements.

                             Panther Partners, L.P.
                             (a limited partnership)

                          Notes to Financial Statements

                                December 31, 1993


1. Significant Accounting Policies

Panther Partners, L.P. (the "Partnership") was organized under the Delaware Revised Uniform Limited Partnership Act on October 2, 1990. The Partnership is registered under the Investment Company Act of 1940 as a closed-end, nondiversified management investment company and commenced operations on March 1, 1992. The Partnership will operate until December 31, 2050 unless further extended or sooner terminated as provided for in the Limited Partnership Agreement of the Partnership, as amended and restated through February 1, 1993 (the "Agreement"). The investment objective of the Partnership is to maximize total return primarily through investing and trading in equity and debt securities of both U.S. and foreign issuers, futures contracts and various options on the foregoing.

The Agreement provides for not less than five "Individual General Partners" and a Corporate General Partner. The Corporate General Partner is Panther Management Company, L.P. ("PMC, L.P.") which is under common control and management with Tiger Management Corporation.

Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis.

Securities listed on a national securities exchange or the NASDAQ national list are valued at their last sales price as of the last business day of the year.
Listed securities with no reported sales on such date and over-the-counter securities are valued at their last closing bid price if held long by the Partnership and last closing ask price if sold short by the Partnership. The resulting unrealized gains and losses are included in net increase in net assets resulting from operations.

The Partnership enters into transactions in financial futures, foreign exchange options and foreign currency forward contracts that are used for hedging and nonhedging purposes. These contracts are valued at market with the resulting gains and losses reflected in net increase in net assets resulting from operations.

Assets and liabilities denominated in foreign currencies held at year end are translated at year end rates of exchange with the resulting gains and losses reflected in net increase in net assets resulting from operations.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)




1. Significant Accounting Policies (continued)

The expenses incurred by the Partnership in connection with its organization are being amortized over a 60-month period beginning March 1, 1992.

Income taxes have not been provided as the Partners are individually liable for reporting their share of the profits or losses on their individual tax returns.

2. Related Party Transactions

Panther Management Corporation, General Partner of PMC, L.P. provides administrative services to the Partnership and pays substantially all operating expenses of the Partnership for which it receives a management fee. The management fee is calculated monthly at an annual rate equal to one and one-half percent of the first $10,000,000 of the Partnership's net assets, one percent of the next $10,000,000 of the Partnership's net assets and three quarters of one percent of the Partnership's net assets in excess of $20,000,000. For the year ended December 31, 1993, the management fee totalled $2,292,539.

The Corporate General Partner of the Partnership is entitled under the terms of the Agreement to receive, subject to certain limitations, an allocation of up to 15% of the net profits, as defined, of the Partnership. The Corporate General Partner has notified the limited partners of the Partnership that it has waived its entitlement to such performance allocations for fiscal years 1992, 1993 and 1994, but only as to capital invested in the Partnership as of July 1, 1992. For the year ended December 31, 1993, there was no allocation made to the Corporate General Partner. The term "pro-rata" as used in the statement of operations and special allocation and the statement of partners' capital--net assets represents the allocation of income made in accordance with the Agreement.

Each Individual General Partner receives an annual fee of $15,000 from the Partnership and is reimbursed by the Partnership for all reasonable out-of-pocket expenses incurred by them in performing their duties. For the year ended December 31, 1993, these fees and expenses totalled $79,371.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)


3. Securities Transactions

The aggregate amount of purchases and sales of investment securities, for the year ended December 31, 1993, amounted to $4,263,881,557 and $4,049,839,015, respectively.

At December 31, 1993, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Operations).

At December 31, 1993, accumulated net unrealized appreciation on investments and securities sold, not yet purchased was $125,147,624 consisting of $140,873,940 gross unrealized appreciation and $15,726,316 gross unrealized depreciation. Also included in accumulated net unrealized appreciation on investments is $47,762 representing net unrealized losses on open foreign exchange contracts, futures contracts and other assets and liabilities.

The Partnership owns securities positions of firms with which it also conducts business.

4. Financial Instruments with Off-Balance Sheet Risk or
    Concentrations of Credit Risk

In the normal course of business, the Partnership trades various financial instruments and enters into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options and sales of securities not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets, liabilities and partners' capital.

The Partnership's foreign exchange trading activities involve the purchase and sale of foreign exchange options having various maturity dates. The Partnership seeks to limit its exposure to foreign exchange rate movements by hedging such option positions with foreign exchange positions in spot currency, futures and forward contracts.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)


4. Financial Instruments with Off-Balance Sheet Risk or
    Concentrations of Credit Risk (continued)

Securities sold, not yet purchased represent obligations of the Partnership to deliver the specified security and thereby creates a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Partnership's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount recognized in the statement of assets, liabilities and partners' capital.

At  December  31,  1993,  the  Partnership  had  outstanding   forward  exchange
contracts, both to purchase and sell foreign currencies as follows:

                 Foreign Currency Forward Buy and Sell Contracts

        Foreign
      Denominated                                                                                    Unrealized
         Amount                       Contract                     Commitment      Market Value      Gain (Loss)
   ----------------------------------------------------------------------------------------------------------------
                      Buy Contracts
            282,013   Australian Dollar Exp. 3/16/94               $    187,988     $    190,608    $     2,620
          1,019,730   Swiss Francs Exp. 3/16/94                         700,000          683,480        (16,520)
         33,785,269   Deutsche Marks Exp. 1/10/94 - 2/15/94          19,707,523       19,362,763       (344,760)
         11,217,612   British Pounds Exp. 1/12/94 - 1/20/94          16,661,806       16,535,084       (126,722)
         21,376,034   French Francs Exp. 1/18/94                      3,663,991        3,605,670        (58,321)
     22,834,292,000   Italian Lira Exp. 1/7/94 - 1/24/94             13,561,567       13,279,249       (282,318)
      8,551,201,079   Japanese Yen Exp. 1/12/94 - 1/31/94            78,176,672       76,532,696     (1,643,976)
                      Other Currencies Exp. 1/10/94 - 1/26/94         4,906,167        4,835,049        (71,118)
                                                               ---------------------------------------------------
                                                                    137,565,714      135,024,599      (2,541,115)
                                                               ---------------------------------------------------

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)


4. Financial Instruments with Off-Balance Sheet Risk or
    Concentrations of Credit Risk (continued)

           Foreign Currency Forward Buy and Sell Contracts (continued)

        Foreign
      Denominated                                                                                    Unrealized
         Amount                       Contract                     Commitment      Market Value      Gain (Loss)
   ----------------------------------------------------------------------------------------------------------------
                      Sell Contracts
          (5,692,339) Australian Dollar Exp. 3/16/94              $  (3,762,091)   $  (3,847,357)     $ (85,266)
         (50,202,629) Swiss Francs Exp. 3/16/94                     (33,452,632)     (33,648,626)      (195,994)
         (17,672,109) Deutsche Marks Exp. 1/10/94 - 2/15/94         (10,330,732)     (10,143,920)       186,812
         (42,799,390) British Pounds Exp. 1/18/94 - 1/24/94         (63,674,778)     (63,088,525)       586,253
        (148,017,306) French Francs Exp. 1/5/94 - 1/18/94           (25,341,735)     (24,968,342)       373,393
          (6,630,578) Irish Pounds Exp. 1/12/94                      (9,299,437)      (9,311,185)       (11,748)
      (3,761,960,277) Italian Lira Exp. 1/7/94 - 1/24/94            (16,977,268)     (16,570,555)       406,713
      (3,865,830,517) Japanese Yen Exp. 1/12/94 - 5/16/94           (35,457,098)     (34,619,361)       837,737
         (67,419,578) Norwegian Krone Exp. 1/18/94                   (9,117,504)      (8,936,458)       181,046
                      Other Currencies Exp. 1/7/94 - 1/26/94        (18,578,053)     (18,438,073)       139,980
                                                                ---------------------------------------------------
                                                                   (225,991,328)    (223,572,402)     2,418,926
                                                                ---------------------------------------------------
                                                                 $  (88,425,614)  $  (88,547,803)    $ (122,189)
                                                                ===================================================

The net unrealized loss of $122,189 is included in other assets in the statement of assets, liabilities and partners' capital. The contract amounts of these instruments reflect the Partnership's extent of involvement in the particular class of financial instruments and do not represent the Partnership's risk of loss due to counterparty nonperformance. The Partnership's exposure to credit risk associated with counterparty nonperformance on forward and futures contracts is limited to the unrealized gains inherent in such contracts that are recognized in the Partnership's statement of assets, liabilities and partners' capital. The settlement of these transactions is not expected to have a material effect upon the Partnership's statement of assets, liabilities and partners' capital. The Partnership seeks to reduce its exposure to credit risk associated with counterparty non-performance on options by obtaining collateral where possible.

                             Panther Partners, L.P.
                             (a limited partnership)

                    Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk or
    Concentrations of Credit Risk (continued)

The Partnership's principal trading activities are primarily with brokers and other financial institutions with a concentration in North America, Europe and Asia. The Partnership is subject to the risk of restrictions imposed by foreign governments on repatriation of cash and to political or economic uncertainties.

5. Selected Financial Ratios

The following represent the ratios to average net assets for the period:

                                                                                        March 1, 1992
                                                                                      (Commencement of
                                                                 Year ended              Operations)
                                                                December 31,        to December 31, 1992
                                                                    1993
                                                           ------------------------------------------------
     Investment loss                                              (1.06)%                 (1.68)%
     Operating expenses                                            1.24                    1.00
     Interest and dividends on securities sold
        not yet purchased                                          1.45                    2.53
     Total expenses                                                2.69                    3.53
     Portfolio turnover                                          203.56                  216.17
     Total return*                                                70.67                    5.93

     * Total return assumes a purchase of a partnership interest on the first day and a sale of the partnership interest on the last day.

6. Subsequent Events

Effective January 1, 1994, the Partnership repurchased limited partner interests of approximately $16,772,000 as part of a tender offer and distributed approximately $22,373,000 in partner authorized distributions under the Agreement. Effective February 1, 1994, the Partnership received capital contributions of approximately $146,282,000.

                             Panther Partners, L.P.
                             (a limited partnership)

                        Schedule of Portfolio Investments

                                December 31, 1993

     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks--102.64%
                Aerospace--1.75%:
                 Domestic:
     42,232       General Dynamics                                   $ 3,895,902
     65,900       Sequa Corp.--Class A                                 2,141,750
                 Foreign:
    448,400       Hong Kong Aircraft Engineering Co.                   2,785,454
                                                                     -----------
                                                                       8,823,106
                                                                     -----------
                Automotive--4.46%:
                 Domestic:
    198,430       Chrysler Corp.                                      10,566,398
    104,300       Ford Motor Co.                                       6,727,350
     72,610       Harley Davidson Inc.                                 3,203,916
    102,200       Integon                                              1,903,475
                 Foreign:
      4,000       Toyota Motor Co.                                        63,685
                                                                     -----------
                                                                      22,464,824
                                                                     -----------
                Brokerage--3.54%:
                 Domestic:
    222,570       Bear Stearns Cos.                                    4,868,719
    111,560       Merrill Lynch & Co.                                  4,685,520
    116,653       Morgan Stanley Group Inc.                            8,253,200
                                                                     -----------
                                                                      17,807,439
                                                                     -----------
                Capital Goods--0.73%:
                 Domestic:
     23,600       UNIFI Corp.                                            634,250
                 Foreign:
    307,000       Bona Shipholding Ord "144A"                          2,878,125
     16,000       THK Co.                                                157,424
                                                                     -----------
                                                                       3,669,799
                                                                     -----------


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Chemical--0.87%:
                 Domestic:
     50,175       Georgia Gulf Corp.                                 $ 1,122,666
    129,598       Union Carbide                                        2,899,755
                 Foreign:
        500       Hankook Tire                                            50,105
     15,000       Reliance Industries                                    326,250
                                                                     -----------
                                                                       4,398,776
                                                                     -----------
                Communications/Cable--13.53%:
                 Domestic:
      7,600       Capital Cities ABC Inc.                              4,708,200
     20,400       Liberty Media Corp.                                    594,150
     66,000       Lin Broadcast                                        7,293,000
     39,600       Motorola Inc.                                        3,653,100
     26,000       Pac Tel Corp.                                          646,750
    801,100       Telecommunications Inc. Class "A"                   24,233,275
     30,600       Well Fleet Communications Inc.                       1,973,700
                 Foreign:
         62       DDI Corporation                                      3,310,733
     23,183       Korea Mobil Telecom                                 10,495,686
        820       Pelicon KMT                                            265,172
    135,000       Telefonos De Mexico Series "L" ADR                   9,112,500
    132,000       Tolmex SA DE CV MXN NPV Series B2                    1,817,391
                                                                     -----------
                                                                      68,103,657
                                                                     -----------
                Construction--2.33%:
                 Foreign:
  8,420,000       Hopewell Holdings                                   11,005,824
     38,000       Sumitomo Forestry                                      730,769
                                                                     -----------
                                                                      11,736,593
                                                                     -----------


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


    Shares                   Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Consumer Products--2.45%:
                 Domestic:
   117,100        Fruit of the Loom                                   $2,825,037
    51,600        Galey & Lord Inc.                                      722,400
    49,570        PCA International                                      532,878
                 Foreign:
    29,700        Canon Sales Co.                                        714,606
    22,200        Orkfla As - Frie A - Aksjer                            816,350
    11,300        Orkfla As - Frie B - Aksjer                            417,030
   178,000        Shimano                                              4,489,803
 2,763,600        Waterford Wedgewood Stock                            1,806,815
                                                                      ----------
                                                                      12,324,919
                                                                      ----------
                Electronics/Computer--6.59%:
                 Domestic:
    40,300        Adaptec Inc.                                         1,601,925
    38,800        Compaq Computer Corp.                                2,866,350
    38,400        Creative Technologies                                1,219,200
    77,200        Dell Computer                                        1,746,650
    47,400        Hutchinson Tech.                                     1,386,450
   263,377        Mark IV Inds. Inc.                                   4,740,786
    59,575        Microsoft Corp.                                      4,803,234
    39,100        Oracle Sys. Corp.                                    1,124,125
   196,100        Seagate Technology Inc.                              4,657,375
    57,600        Tech. Data Corp.                                     2,073,600
                 Foreign:
        28        Consolidated Electric Power Asia Ltd. Ord.                  51
     5,037        Felten & Guilleaume AG                               1,202,044
     1,170        Felten & Guilleaume New Ord DM 50                      279,212
    37,400        ISG Technologies Inc.                                  343,100
    78,000        Murata Manufacturing                                 2,672,093
    34,000        Nippon Denso LT                                        513,953
    39,000        Sony                                                 1,922,095
                                                                      ----------
                                                                      33,152,243
                                                                      ----------


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Food-Retail--0.83%
                 Domestic:
      9,400       Factory Stores                                     $   235,000
    101,700       Penn Traffic Co.                                     3,686,625
                 Foreign:
      7,000       Sari Corp.                                             276,744
                                                                     -----------
                                                                       4,198,369
                                                                     -----------
                Financial Institutions--28.66%:
                 Domestic:
     68,500       American Residential                                 1,147,375
      1,500       Banco Santander ADR                                     69,938
    225,700       Bank of Boston Corp.                                 5,191,100
     93,800       Bank of Hawaii Inc.                                  3,845,800
     59,300       Bank of New York Inc.                                3,380,100
     46,200       Bankers Trust Corp.                                    762,300
    277,800       Citicorp.                                           10,243,875
     84,730       Continental Bank                                     2,234,754
    335,310       Countrywide Credit Inds.                             8,424,664
     34,750       Crossland Savings Bank                                 973,000
     63,000       Delphi Financial Group                               1,559,250
    227,974       Equitable Companies                                  6,155,298
    130,300       Federal National Mtg. Assn.                         10,228,550
     52,800       First Alb. Bancshares                                1,709,400
     38,620       First Federal Financial Corp.                          617,920
     51,049       First Republic Bankcorp.                               727,448
      8,500       Frontier Insurance Group                               380,375
     66,456       Glenfed Inc.                                           473,499
    150,000       Partnerre Holding Ltd.                               3,262,500
  1,974,000       Peregrine Investments Holding                        4,853,889
    162,700       Republic NY Corp.                                    7,606,225
     18,800       Secor Bank                                             413,600
    121,897       Southtrust Corp.                                     2,316,043
     22,100       Unum Corp.                                           1,160,250
     61,100       Vest Insurance Group Inc.                            1,527,500
     76,930       Wells Fargo & Co.                                    9,952,819


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Financial Institutions--28.66% (continued):
                 Foreign:
    112,150       Banco Santander                                    $ 5,207,524
      4,214       BBC Brown Boveriag--Bearer Holding Cos.              3,072,856
     11,300       Hees Int'l. Bancorp Inc.                               132,519
    492,000       JCG Holdings Ltd. HKD .10 Ords.                        394,772
  8,119,000       National Mutual Ord. 0.05                            7,670,338
     22,000       Nichiei Co., Ltd.                                    1,662,791
  1,745,300       Royal Bank of Scotland                              11,720,292
    144,800       Stet Italian Savings                                   295,510
     13,123       Swiss Reinsurance Swiss Reg Shares CHF20             6,476,463
    981,298       Uni Storebrand                                       2,605,400
     15,887       Union Bank of Switzerland                           14,443,697
  1,006,200       WPP Group                                            1,336,544
                                                                     -----------
                                                                     144,236,178
                                                                     -----------
                General Retail--6.47%:
                 Domestic:
      7,600       Autobacs Seven                                         876,923
     52,700       Autozone Inc.                                        3,017,075
     19,400       Circuit City Stores Inc.                               421,950
    337,165       Home Depot                                          13,318,018
     15,800       Horizon Outlet Centers                                 363,400
     97,140       Kohls Corp.                                          4,881,285
     96,100       United Retail Group Inc.                             1,009,050

                 Foreign:
    112,000       Aoyama Trading Co. Ltd.                              6,411,449
  4,397,500       Giordano Holdings Ltd. HKD .10 Ord.                  2,276,433
                                                                     -----------
                                                                      32,575,583
                                                                     -----------


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Hotel and Gaming Tourism--6.05%:
                 Domestic:
    197,750       Airborne Freight Corp.                             $ 6,945,969
     84,575       Carnival Cruise Lines                                4,006,741
     42,100       Greyhound Lines Inc.                                   484,150
    171,625       Gtech Holdings Corporation                           5,620,719
     23,943       Host Marriott Corp.                                    218,480
     23,943       Marriott International Inc.                            694,347
    101,300       Norwest Corp.                                        2,469,188
    176,900       Xtra Corp.                                           8,446,973
                 Foreign:
    120,000       First Olsen Tankers Ltd.                               987,681
    116,840       Western Bulk Shipping AS                               589,410
                                                                     -----------
                                                                      30,463,658
                                                                     -----------
                Healthcare--5.44%:
                 Domestic:
    174,880       Amgen Inc.                                           8,656,560
    109,700       Charter Medical                                      2,838,488
    325,300       Columbia Healthcare Corp.                           10,775,563
     54,660       Community Psychiatric Ctrs.                            765,240
     20,165       Immunogen                                              184,006
     70,900       Life Re Corp.                                        1,444,588
    104,200       Cytel Corp.                                            494,950
     31,250       Universal Health Services - Class B                    632,813
     40,890       Ventritex Inc.                                       1,604,930
                                                                     -----------
                                                                      27,397,138
                                                                     -----------
                Media--0.70%:
                 Domestic:
    196,300       Advo Inc.                                            3,533,400
                                                                     -----------
                                                                       3,533,400
                                                                     -----------


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Metal/Mine--1.54%:
                 Domestic:
     53,868       Proler Intl. Corp.                                 $   653,150
                 Foreign:
    964,800       Ampol Exploration                                    3,629,375
 36,950,800       Cia Vale Do Rio Doce                                 3,102,109
      4,410       Young Poong                                            352,428
                                                                     -----------
                                                                       7,737,062
                                                                     -----------
                Oil and Gas--4.94%:
                 Domestic:
    166,730       British Petroleum Plc ADR                           10,670,720
     46,850       Destec Energy Inc.                                     673,469
    198,700       Noble                                                5,265,550
    136,600       Talisman Energy                                      2,997,201
                 Foreign:
     21,300       Northstar Energy Corp.                                 419,006
     29,100       Petroleum GEO                                          967,575
     33,454       Petroleum GEO--Services A/S                          1,088,072
     71,300       Ross Offshore                                          520,590
    200,000       Transocean Drilling                                  1,194,775
    234,900       Wilrig                                               1,091,426
                                                                     -----------
                                                                      24,888,384
                                                                     -----------
                Paper and Packaging--2.19%:
                 Domestic:
     89,100       Sealed Air Corp.                                     2,817,788
                 Foreign:
      2,482       Compagnie Generale                                     531,842
  1,734,700       Jefferson Smurfit Group Plc                          7,463,304
      2,640       Keum Kang Co. Ltd. KRW 5000 Ord.                       195,996
                                                                     -----------
                                                                      11,008,930
                                                                     -----------


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Common Stocks (continued)
                Pharmacutical--1.77%:
                 Foreign:
       2,095      Roche Holding                                     $  8,876,284
                                                                    ------------
                                                                       8,876,284
                                                                    ------------
                Real Estate--3.29%
                 Domestic:
      89,075      Cousins PPTYS Inc.                                   1,469,738
      57,800      Kranzco Realty Trust                                 1,235,475
      72,100      Resource Bancshares Mortgage Group Inc.                766,063
     160,000      Saul Centers                                         3,080,000
     101,300      Tucker Properties                                    1,696,775
                 Foreign:
   1,357,700      Cheung Kong (Holdings) HK .50 Ord.                   8,302,228
                                                                    ------------
                                                                      16,550,279
                                                                    ------------
                Restaurants--0.99%:
                 Domestic:
      69,400      Cooker Restaurant Corp.                                893,525
     167,400      Foodmaker Inc.                                       1,632,150
     103,370      Rallys Inc.                                            891,566
      26,850      Sonic Corp.                                            691,388
                 Foreign:
   1,367,400      Cafe De Coral Group                                    880,395
                                                                    ------------
                                                                       4,989,024
                                                                    ------------
                Utilities Power Plant--3.52%:
                 Foreign:
   1,216,800      China Light & Power Co.                              8,897,269
         400      Hong Kong China Gas                                      1,160
      97,000      Iberdrola SA ESP 500 Ord.                              695,280
   1,008,020      Power Gen Plc Ord.                                   8,100,726
                                                                    ------------
                                                                      17,694,435
                                                                    ------------
                 Total Common Stocks (Cost $445,530,273)            $516,630,080
                                                                    ============


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Preferred Stocks--1.51%
                Domestic:
        700      Dime Savings Bank Preferred Stock                   $   735,000
                Foreign:
     84,750      Nokia Cum. Preferred FIM 20                           4,229,305
  8,213,562      Cia Cervejaria Brahma NVP Preferred                   1,711,469
    594,999      Uni Storebrand Preferred                                916,258
                                                                     -----------
                Total Preferred Stocks (Cost $6,348,961)             $ 7,592,032
                                                                     ===========
Face Amount
-----------
                Bonds--0.2%
                Domestic:
     98,000      Clevite Bond 12.375%, due 6/30/2001                 $    49,000
                Foreign:
    111,380      Russian Loan Particip. Agreement NLG                     26,342
    547,258      Russian Loan Particip. Agreement FRF                     42,541
 80,000,000      Russian Loan Particip. Agreement JPY                    329,159
  6,758,052      Russian Loan Particip. Agreement FRF                    525,341
                                                                     -----------
                Total Bonds (Cost $865,462)                          $   972,383
                                                                     ===========
  Contracts
-----------
                Options--10.67%
                Calls--2.43%
                Domestic:
     25,300      Aluminum Calls Str. 1050.0, Exp. 1/28/94 -
                  2/14/94                                            $ 1,573,182
     68,885      Gold Calls Str. 355 Exp. 5/12/94                      2,845,639



                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Options--10.67% (continued)
                Calls--2.43% (continued)
                Foreign:
          2      Belgian Govt. Bond Calls Str. 102.29-115.36,
                  Exp. 11/9/94                                         $ 278,975
          2      British Govt. Bond Calls Str. 106.73-108.95,
                  Exp. 11/9/94                                           276,603
         12      Bund Calls Str. 106.74-116.31, Exp. 10/7/94 -
                  10/27/94                                             2,334,618
        920      Euro/Dem Future Calls Str. 95.0-95.25, Exp.
                  6/13/94 - 9/19/94                                      429,125
          8      German Govt. Bond Calls Str. 100.7-103.63,
                  Exp. 6/6/94 - 10/4/94                                  979,643
        370      Pibor Future Call Str. 95.2, Exp. 9/19/94               265,737
          1      Swedish Govt. Bond Call Str. 138.50, Exp.
                  1/31/94                                                620,678
          4      Unistore Brand Calls Str. 8.00-12.00,
                  Exp. 4/5/94 - 5/23/94                                  882,021
          1      U.S. Dollar Call/German Deutsche Mark Put Str.
                  1.7275, Exp. 3/14/94                                   539,000
          2      U.S. Dollar Call/Japanese Yen Puts Str. 110-111,
                  Exp. 3/14/94                                         1,215,451
                                                                     -----------
                                                                      12,240,672
                                                                     -----------

                Puts--8.24%
                Foreign:
      5,000      Belgian Franc Puts Str. .02882409-.02941432,
                  Exp. 1/4/94 - 1/5/94                                 2,174,170
      4,000      Deutsche Mark Puts Str. .60732462-.61110964,
                  Exp. 1/3/94 - 1/4/94                                 2,677,550
      6,000      Global Index Puts Str. 344.6787-394.4655,
                  Exp. 12/10/94 - 12/14/94                            18,644,420


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


  Contracts                  Security Description                          Value
--------------------------------------------------------------------------------
                Puts--8.24% (continued)
                Foreign (continued):
        575      Italian 10 yr Puts Str. 118-119, Exp. 3/4/94        $ 1,031,137
     10,000      Japanese Yen Puts Str. .00921082-.00937097,
                  Exp. 1/4/94 - 12/27/94                               5,534,610
      3,000      New Zealand Dollar/Belgian Franc Pair Puts,
                  Exp. 1/5/94                                          2,384,140
      3,000      New Zealand Dollar/French Franc Pair Puts,
                  Exp. 1/5/94                                          3,223,590
      2,000      New Zealand Dollar/Italian Lira Pair Puts,
                  Exp. 1/4/94                                          2,103,270
      1,000      New Zealand Dollar/Japanese Yen Pair Puts,
                  Exp. 1/5/94                                          1,016,790
    134,355      Nikkei 225 Str. 16346-18175, Exp. 1/21/94 -
                  11/19/94                                             1,044,321
      4,000      Swedish Krona Puts Str. .12620192-.12786180,
                  Exp. 1/3/94 - 1/4/94                                 1,611,750
                                                                     -----------
                                                                      41,445,748
                                                                     -----------
                Total Options (Cost $46,618,316)                     $53,686,420
                                                                     ===========

                Other Options--16.20%
                Foreign:
          4      Belgian Fixed Income Str. 6.87-6.92%, Exp.
                  11/8/95-11/10/95                                   $   707,633
         39      French Fixed Income Str. 5.16-9.01%, Exp.
                  1/19/94-12/1/95                                     27,935,378
         33      German Fixed Income Str. 5.73-6.29%, Exp.
                  3/9/94-10/18/95                                      9,664,945
         46      British Fixed Income Str. 6.00-7.47%, Exp.
                  4/4/94-12/13/95                                     24,882,700
         10      Italian Fixed Income Str. 8.05-8.43%, Exp.
                  4/5/94-10/3/94                                       2,533,376
         17      Japanese Fixed Income Str. 2.65-4.16%, Exp.
                  11/16/94-12/22/94                                    8,806,172


                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


  Contracts                  Security Description                          Value
--------------------------------------------------------------------------------
                Other Options--16.20% (continued)
                Foreign (continued):
          1      LIBOR Fixed Income Str. 5%, Exp. 9/19/94            $   233,237
         16      PIBOR Fixed Income Str. 5.00-5.75%, Exp.
                  3/14-9/19/94                                         1,097,279
         26      Swedish Fixed Income Str. 6.75-9.16%, Exp.
                  3/10-11/14/94                                        5,547,200
          1      Swiss Fixed Income Str. 4.50%, Exp. 1/21/94             149,063
                                                                     -----------
                Total Other Options (Cost $44,198,857)               $81,556,983
                                                                     ===========
Face Amount
-----------
                Short-term Investments--0.50%
  1,300,000     U.S. Treasury Bill 3/3/94                            $ 1,289,878
  1,250,000     U.S. Treasury Bill 1/20/94                             1,241,550
                                                                     -----------
                Total Short-Term Investments (Cost $2,532,354)       $ 2,531,428
                                                                     ===========
     Shares
-----------
                Other Investments--4.36%
                Funds
                Domestic:
     39,000      Framlington Russian Investment Fund                 $   400,000
     88,700      Korea Fund Inc.                                       2,128,800
     39,200      Maritime Investment Fund Ltd. Ord. 144A                 392,000
     78,000      Pakistan Investment Fund                              1,209,000
                Foreign:
     77,000      India Magnum Fund Class "A"                           4,042,500
     51,200      India Magnum Fund Class "B"                           2,739,200
    232,000      Korea Magnum Trust                                    4,186,604
    398,896      Korea Zenith Trust                                    6,865,039
                                                                     -----------
                                                                      21,963,143
                                                                     -----------

                Rights and Warrants--0.29%
                Domestic:
     67,605      Glendale Federal Sav. Bk. Wts., Exp. 8/26/00            122,535



                             Panther Partners, L.P.
                             (a limited partnership)

                  Schedule of Portfolio Investments (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Rights and Warrants--0.29% (continued)
                Foreign:
      657,922    CIA Cervejaria Brahma Prfd. Wts. 9/30/96          $      17,093
       51,323    CIA Cervejaria Brahma Wts. Conv. Ord. 9/30/96             1,573
      184,000    Hopewell Holdings Warrants                              125,016
      298,000    National Mutual Warrants                                172,580
      100,800    Stet Warrants due 9/30/94                               849,306
       11,930    Swiss Reinsurance "A" Wts., Exp. 10/14/94                92,120
       11,930    Swiss Reinsurance "B" Wts., Exp. 6/30/95                 82,112
                                                                   -------------
                                                                       1,462,335
                                                                   -------------
                Total Other Investments (Cost $14,961,571)         $  23,425,478
                                                                   =============

                Total Investments (Cost $561,055,794)--136.37%     $ 686,394,805
                Liabilities, less other assets--36.37%              (183,080,805)
                                                                   -------------
                Net Assets--100%                                   $ 503,314,000
                                                                   =============


                             Panther Partners, L.P.
                             (a limited partnership)

                 Schedule of Securities Sold, Not Yet Purchased

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Short Securities
                Common Stocks
                Domestic:
     (4,600)     Advanced Promotion Tech. Inc                        $   (43,700)
       (300)     Atari Corp.                                              (1,725)
       (200)     Barnes and Noble Inc.                                    (4,975)
     (4,900)     Cheyenne Software Inc.                                 (136,588)
       (700)     Federal Realty Investment                               (17,500)
     (7,000)     Food Lion--Cl. A                                        (45,500)
     (2,400)     Gateway 2000 Inc.                                       (47,100)
     (2,900)     Nutmeg Industries Inc.                                  (50,025)
       (400)     Sara Lee Corp.                                          (10,000)
     (5,600)     Software Toolworks Common Stock                         (56,700)
     (6,800)     US Surgical Corp.                                      (153,000)
     (2,300)     Videocart Inc.                                             (144)
                Foreign:
     (1,300)     Accor SA FF 100 Ord.                                   (130,275)
     (9,600)     Konami Industry Co.                                    (276,494)
    (11,100)     Namco                                                  (241,261)
       (400)     Nippon Densetsu Kogyo                                    (5,868)
     (6,600)     Nohmi Bosai                                             (88,551)
   (326,000)     Shanghai Petrochemical Co.                             (137,114)
     (7,800)     Toyo Shutter Co.                                        (66,907)
                                                                     -----------
                Total Common Stock (Proceeds $1,545,855)             $(1,513,427)
                                                                     ===========
   Contracts
------------
                Options
                Calls
                Foreign:
     (9,100)     Dax Calls Str. 2155-2170.599, Exp. 3/18/94          $  (570,824)
       (790)     Euro/Dem Future Call Str. 96.25, Exp. 9/19/94           (68,143)
       (370)     Pibor Future Call Str. 96.20 Exp. 1/19/94               (23,447)
                                                                     -----------
                                                                       (662,414)
                                                                     -----------
                Puts
                Foreign:
         (1)     French Franc Put Str. 7.72, Exp. 2/25/94               (878,749)
                                                                     -----------
                 Total Options (Proceeds $1,319,506)                 $(1,541,163)
                                                                     ===========


                             Panther Partners, L.P.
                             (a limited partnership)

           Schedule of Securities Sold, Not Yet Purchased (continued)

                                December 31, 1993


     Shares                  Security Description                          Value
--------------------------------------------------------------------------------
                Other Options
                Foreign:
        (1)      LIBOR Fixed Income Str. 4.0%, Exp. 9/19/94         $    (38,873)
        (5)      PIBOR Fixed Income Str. 4.00-4.50%, Exp.
                  3/14/94 - 9/19/94
                                                                         (65,369)
        (5)      Swedish Krona Fixed Income Str. 5.75-5.94%,
                  Exp. 9/16/94-11/14/94                                 (551,014)
                                                                    ------------
                Total Other Options (Proceeds $653,098)                 (655,256)
                                                                    ------------
                Total Short Securities (Proceeds $3,518,459)        $ (3,709,846)
                                                                    ============



                   Affirmation of the Commodity Pool Operator





IN WITNESS WHEREOF, the undersigned has made and signed this document as of the 25th day of February, 1993, and affirms that to the best of his knowledge and belief, the information contained in this document is accurate and complete.

                                    PANTHER MANAGEMENT COMPANY, L.P.
                                    Corporate General Partner and Commodity Pool
                                    Operator of Panther Partners, L.P.

                                    By:   PANTHER MANAGEMENT CORPORATION
                                          Sole General Partner

                                          By:    Steven Olson
                                               --------------------------
                                                 Steven C. Olson
                                                 Chief Financial Officer